UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22543)

KKR Income Opportunities Fund

(Exact name of registrant as specified in charter)

555 California Street, 50th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Annette O’Donnell-Butner

KKR Credit Advisors (US) LLC

555 California Street, 50th Floor

San Francisco, CA 94104

(Name and address of agent for service)

(415) 315-3620

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

EX.99.CODE ETH

Item 1. Reports to Stockholders.

KKR Income Opportunities Fund

Annual Report

October 31, 2021

Income Opportunities Fund	October 31, 2021

The KKR Income Opportunities Fund (the “Fund”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year. For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent period ended June 30 will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE FUND’S TRUSTEES

The proxy statements include information about the Fund’s Trustees and are available without charge, upon request, by calling 855-862-6092 and by visiting the Commission’s website at www.sec.gov or the Fund’s website at www.kkrfunds.com/kio.

Income Opportunities Fund	October 31, 2021

Management Discussion of Fund Performance

Looking Back on the Markets — October 31, 2021

In the third quarter, credit markets continued their positive run with bank loans & high yield assets within the U.S. contributing even as we witnessed a number of short bouts of volatility driven by fears of topping the U.S. debt ceiling, a market spooked by China’s Evergrande Group debt crisis, and continued pressure on global supply chain and labor wages amidst an increasingly real inflationary backdrop. Both U.S. high yield and bank loans posted positive quarters delivering +0.9%1 and +1.1%2 respectively. Through October 31st, both markets have delivered positive returns year-to-date with high yield returning +4.7%1 and bank loans returning +4.4%2.

The third quarter issuance continued with gusto as leveraged loan issuance is on pace to break historical issuance records. Total year-to-date U.S. institutional volume as of September 30, 2021 was $487 billion3, which surpassed the prior three record volume quarters, and is within reach of breaking the all-time record full year record from 2017 of $503 billion3. The wave of issuance has been across all major segments of the loan market. A good deal of the surge in activity in the loan market this year can also be attributed to the volume of primary Collateralized Loan Obligation (“CLO”) issuance, which set a new record at $46.7 billion3 as of September 30, 2021. In fact, every quarter of 2021 saw a new CLO issuance record.

Turning to the high yield market, the precedent setting trends in high yield continued in the third quarter as funding costs remained low and the pace of issuance seemingly unbothered despite an increasingly hawkish tone from the Fed. Third quarter new issue volume in high yield was lighter compared to the first and second quarter of 2021 totaling $107 billion4. However, year-to-date new issuance reached $394 billion4 as of September 30, 2021, putting this year’s volume 17% ahead of the comparable 2020 period total. The Fed has been signaling towards an upcoming start to a more meaningful taper as well as the forecast of rising rates, perpetuating the well-known interplay between balancing loans and bond exposure in investors’ portfolios. Demand for high yield remained strong with $393 billion4 in new issue year-to-date with approximately 67% attributed to refinancing activity and approximately 22% to fueling M&A. Alongside the sustained volume of activity, we witnessed increased demand for pricing concessions amid inflationary headwinds, heavier fund outflows, and a hawkish Fed tone with 224 new issue deals pricing at the wide end of talk. High yield spreads did not move drastically as we experienced a number of short rate movements in the third quarter; however, with the prospect of rising rates, the longer duration high quality paper, the leaders of the performance pack in 2020, ultimately will be impacted.

Over the past year, we have seen a decrease in default activity as the macro-economic and market backdrop has improved amid the reopening of the economy following the creation of the COVID-19 vaccine. The trailing twelve month leveraged loan default rate stands at less than 1% at 0.35%5 as of September 24, 2021, which is a 9.5 year low. Within the high yield space, the issuer default rate has dropped to 2.3%6 in September and is now at pre-COVID levels.

From a fund flows perspective, there has continued to be sustained investor interest in floating rate instruments amid rate volatility and rising rate expectations. U.S. loan funds saw an 11th consecutive inflow in October 2021, which totals a cumulative $38.8 billion7 year-to-date in 2021. U.S. high yield mutual funds reported an inflow in October 2021, the third consecutive inflow, yet only the fourth over the last 11 months. Year-to-date U.S. high yield mutual funds have seen $11 billion7 in net fund outflows.

The Market in Numbers

For the period of November 1, 2020 — October 31, 2021:

•

Returns: Over the twelve month period ending October 31, 2021, the high yield and leveraged loan markets returned 10.75% and 8.48% (as measured by the Bank of America Merrill Lynch High Yield Index and the S&P LSTA Leveraged Loan Index), respectively.

Income Opportunities Fund	October 31, 2021

•

Spreads: The option adjusted spread on the Bank of America Merrill Lynch High Yield Index ended the period at 315 basis points (October 31, 2021). The 3-year discounted spread on the S&P LSTA Leveraged Loan Index ended the period at LIBOR plus 416 basis points (October 29, 2021).

•	Volatility: As measured by the VIX index, over the last twelve months, the VIX peaked at 38.89 in early November and ended the period at 16.26 (October 29, 2021).

Background and Fund Performance

KKR Income Opportunities Fund (“KIO” or, the “Fund”) is a diversified closed-end fund that trades on the New York Stock Exchange under the symbol “KIO.” The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments (including derivatives) of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns. Under normal market conditions, KIO will invest at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics. The Fund expects to invest primarily in first and second lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities.

As of October 31, 2021, the Fund held 78.0% of its net assets in first and second-lien leveraged loans, 71.7% of its net assets in high-yield corporate debt, 0.1% of its net assets in preferred stock, and 2.4% of its net assets in common stock. KIO’s investments represented obligations and equity interests in 135 positions across a diverse group of industries. The top ten issuers represented 47.7% of the Fund’s net assets, while the top five industry groups represented 58.8% of the Fund’s net assets. The Fund’s Securities and Exchange Commission 30-day yield was 5.2%.

[1]	Source: ICE BofAML data as of October 31, 2021
[2]	Source: S&P LSTA data as of October 31, 2021
[3]	Source: S&P LCD and KKR Credit Analysis. Data as of September 30, 2021
[4]	Source: S&P LCD, ICE BofAML, and KKR Credit Analysis. Data as of September 30, 2021
[5]	Source: S&P LCD and KKR Credit Analysis. Data as of September 30, 2021
[6]	Source: Credit Suisse Credit Research and KKR Credit Analysis. Data as of September 30, 2021
[7]	Source: JPMorgan Research and S&P LCD. Data as of October 31, 2021

Income Opportunities Fund	October 31, 2021

Business Updates

We thank you for your partnership and continued investment in KIO. We look forward to continued communications and will keep you apprised of the progress of KIO specifically and the leveraged finance market place generally. Fund information is available on our website at kkrfunds.com/kio.

Disclosures

The Bank of America Merrill Lynch US Corporate Index is an unmanaged index comprised of U.S. dollar denomination investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.

The Bank of America Merrill Lynch High Yield Master II Index is a market-value weighted index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Bank of America Merrill Lynch High Yield Master II Index provided that the issuer is domiciled in a country having investment grade foreign currency long-term debt rating. Qualifying bonds must have maturities of one year or more, a fixed coupon schedule and minimum outstanding of US$100.0 million. In addition, issues having a credit rating lower than BBB3, but not in default, are also included.

The Chicago Board Options Exchange (CBOE) Volatility Index (VIX) reflects the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. The VIX reflects the market’s estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes. The first and second month expirations are used until 8 days from expiration, then the second and third month are used.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. The Index was rolled out in 2000 and it was back-loaded with four years of data dating to 1997.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Fund involves risk, including the risk of loss of principal. For a discussion of the Fund’s risks, see Risk Considerations, Note 3 to the financial statements. Call 855-330-3927 or visit www.kkrfunds.com/kio for performance results current to the most recent calendar quarter-end.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Fund investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than U.S. investments because of adverse market, economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Fund may engage in other investment practices that may involve additional risks.

Income Opportunities Fund	October 31, 2021

Average Annual Total Returns Year Ended October 31, 2021	One Year	Five Year	Since Inception (7/25/2013)	Value of $10,000 10/31/2021
KKR Income Opportunities Fund — Market Price Return	36.24%	11.40%	7.54%	$18,238
KKR Income Opportunities Fund — NAV Return	22.29%	8.27%	7.49%	18,164
ICE BofA Merrill Lynch High Yield Master II Index®	10.74%	6.25%	5.76%	15,885

Income Opportunities Fund	October 31, 2021

Schedule of Investments

		Par	Value
Leveraged Loans - 78.0%

Aerospace & Defense - 7.5%

EaglePicher Technologies, LLC, TL 2L 02/18

7.337% (1 Month US LIBOR + 7.250%), 03/08/2026 (a)		1,957,223	$1,919,312

Sequa Corp., TL 1L 07/20

7.750% (3 Month US LIBOR + 6.750%), 11/28/2023 (a)		5,745,343	5,802,825

Sequa Corp., TL 2L 07/20

11.750% (3 Month US LIBOR + 10.750%), 04/28/2024 (a)		17,878,559	17,878,559

			25,600,696

Auto Components - 2.5%

BBB Industries, LLC, TL 1L 06/18

4.587% (1 Month US LIBOR + 4.500%), 08/01/2025 (a)		3,371,155	3,372,909

Innovative XCessories & Services, LLC, TL 1L 02/20

5.000% (3 Month US LIBOR + 4.250%), 03/05/2027 (a)		4,418,761	4,387,012

Rough Country, LLC, TL 2L 07/21

7.500% (3 Month US LIBOR + 6.750%), 07/30/2029 (a)		841,950	844,055

			8,603,976

Building Products - 0.6%

VC GB Holdings, Inc. (Visual Comfort), TL 2L 06/21

7.250% (3 Month US LIBOR + 6.750%), 06/30/2029 (a)		1,927,630	1,933,259

Chemicals - 5.1%

Aruba Investments, Inc., TL 2L 10/20

8.500% (6 Month US LIBOR + 7.750%), 11/24/2028 (a)		1,841,010	1,860,957

Flint Group GmbH, TL 1L B 04/14

5.000% (3 Month EURIBOR + 4.250%), 09/21/2023 (a)(b)(h)	EUR	1,374,118	1,591,891

Flint Group GmbH, TL 1L B3 05/15

5.000% (3 Month EURIBOR + 4.250%), 09/21/2023 (a)(b)(h)	EUR	96,081	111,308

Flint Group GmbH, TL 1L B4 11/15

5.000% (3 Month EURIBOR + 4.250%), 09/21/2023 (a)(b)(h)	EUR	321,586	372,551

Flint Group GmbH, TL 1L B5 02/17

5.000% (3 Month EURIBOR + 4.250%), 09/21/2023 (a)(b)(h)	EUR	363,971	421,654

Flint Group GmbH, TL 1L B6 03/17

5.000% (3 Month EURIBOR + 4.250%), 09/21/2023 (a)(b)(h)	EUR	44,627	51,699

Flint Group GmbH, TL 1L B7 04/14

5.000% (3 Month EURIBOR + 4.250%), 09/21/2023 (a)(b)(h)	EUR	107,437	124,464

Vantage Specialty Chemicals, Inc., TL 1L B 10/17

4.500% (3 Month US LIBOR + 3.500%), 10/26/2024 (a)(c)(d)		9,950,988	9,789,285

Vantage Specialty Chemicals, Inc., TL 2L 10/17

9.250% (3 Month US LIBOR + 8.250%), 10/27/2025 (a)(c)(d)		3,300,210	3,210,329

			17,534,138

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Commercial Services & Supplies - 4.9%

Access CIG, LLC, TL 1L B 10/21

7.832% (1 Month US LIBOR + 7.750%), 02/27/2026 (a)		1,292,375	$1,293,183

Monitronics International, Inc., TL 1L EXIT 08/19

7.750%, (1 month US LIBOR + 6.500%), 03/29/2024 (a)		5,389,693	5,277,425

Multi-Color Corp.

5.500% (1 Month US LIBOR + 5.000%), 10/22/2028 (a)		2,217,800	2,207,066

Ritchie Bros Auctioneers Inc Bridge Loan Unsec DD 09/21

4.632% 08/10/2022 (a)(b)(d)(e)(j)		7,599,690	—

VFS Global Services Pvt Ltd, TL 1L B 06/17

4.058% (6 Month LIBOR GBP + 4.000%), 07/29/2024 (a)(b)	GBP	4,123,175	5,582,820

Viad Corp., TL 1L B 07/21

5.500% (3 Month US LIBOR + 5.000%), 07/27/2028 (a)		2,439,900	2,455,149

			16,815,643

Construction & Engineering - 4.5%

Brand Energy & Infrastructure Services, Inc., TL 1L 05/17

5.250% (3 Month US LIBOR + 4.250%), 06/21/2024 (a)		4,973,630	4,939,660

Total Safety US, Inc., TL 1L B 07/19

7.000% (3 Month US LIBOR + 6.000%), 08/16/2025 (a)		4,994,890	4,970,690

USIC Holdings, Inc., TL 2L 05/21

7.250%, (1 Month US LIBOR), 05/07/2029 (a)		431,521	438,669

Yak Access, LLC, TL 1L B 05/18

5.121% (3 Month US LIBOR + 5.000%), 07/11/2025 (a)		5,963,315	5,061,364

			15,410,383

Diversified Consumer Services - 2.7%

Jostens, Inc., TL 1L 12/18

5.662% (3 Month US LIBOR + 5.500%), 12/19/2025 (a)		6,910,011	6,958,934

KinderCare Education, LLC, TL 1L B 09/18

4.750% (3 Month US LIBOR + 3.750%), 02/21/2025 (a)		1,049,379	1,041,577

Learning Care Group, Inc., TL 1L B 05/20

9.500% (6 Month US LIBOR + 8.500%), 03/13/2025 (a)		1,278,625	1,291,411

Learning Care Group, Inc., TL 2L 03/18

8.500% (6 Month US LIBOR + 7.500%), 03/13/2026 (a)		124,840	124,528

			9,416,450

Diversified Telecommunication Services - 1.7%

Segra, TL 1L B 08/21

5.250% (1 Month US LIBOR + 4.500%), 08/23/2028 (a)		5,864,140	5,710,206

Electronic Equipment, Instruments & Components - 3.3%

Excelitas Technologies Corp., TL 2L 10/17

8.500% (3 Month US LIBOR + 7.500%), 12/01/2025 (a)		11,291,720	11,324,184

Energy Equipment & Services - 0.2%

Caprock Midstream, LLC, TL 1L B 10/18

4.837% (1 Month US LIBOR + 4.750%), 11/03/2025 (a)		198,866	199,114

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

ChampionX Corp., TL 1L B 05/20

6.000% (6 Month US LIBOR + 5.000%), 06/03/2027 (a)		340,659	$346,515

			545,629

Health Care Equipment & Supplies - 3.3%

Drive DeVilbiss Healthcare, LLC, TL 1L 03/21

10.500% (3 Month US LIBOR + 9.500%), 06/01/2025 (a)		6,048,685	5,927,711

Orchid Orthopedic Solutions, LLC, TL 1L 02/19

4.632% (3 Month US LIBOR + 4.500%), 03/05/2026 (a)		5,696,188	5,363,929

			11,291,640

Health Care Providers & Services - 0.1%

Paradigm Acquisition Corp., TL 2L 10/18 LC

7.632% (3 Month US LIBOR + 7.500%), 10/26/2026 (a)		213,465	208,662

Hotels, Restaurants & Leisure - 6.6%

B&B Hotels SAS, TL 1L B3A 01/20

3.875% (6 Month EURIBOR + 3.875%), 07/31/2026 (a)(b)	EUR	4,670,208	5,224,014

B&B Hotels SAS, TL 1L B4 03/21

5.500%, (6 Month EURIBOR + 5.500%), 07/30/2026 (a)(b)	EUR	1,159,680	1,333,890

ClubCorp Club Operations, Inc., TL 1L B 08/17

2.882% (3 Month US LIBOR + 2.750%), 09/18/2024 (a)		6,093,846	5,764,382

Piolin BidCo SAU, TL 1L B 05/20

7.500% (3 Month EURIBOR + 7.500%), 09/16/2026 (a)(b)	EUR	2,682,184	3,126,781

United PF Holdings, LLC, TL 1L 01/20

4.132% (1 Month US LIBOR + 4.000%), 12/30/2026 (a)		6,602,621	6,452,015

United PF Holdings, LLC, TL 1L 06/20

9.500% (1 Month US LIBOR + 8.500%), 12/30/2026 (a)		492,416	494,878

			22,395,960

Household Products - 0.2%

Polyconcept North America, Inc., TL 1L B 08/16

5.500% (1 Month US LIBOR + 4.500%), 08/16/2023 (a)		879,476	876,287

IT Services - 2.5%

PSAV, Inc., TL 1L B1 12/20

4.500% (3 Month US LIBOR + 3.250%), 03/03/2025 (a)(h)		4,460,056	4,051,404

PSAV, Inc., TL 1L B3 12/20

15.000%, 10/15/2026 (h)		1,972,124	2,341,779

PSAV, Inc., TL 2L 02/18

8.250% (3 Month US LIBOR + 7.250%), 09/01/2025 (a)(d)		2,530,890	2,037,366

			8,430,549

Life Sciences Tools & Services - 1.6%

PAREXEL International Corp., TL 2L 07/21

7.000%, (3 Month US LIBOR + 6.500%), 07/27/2029 (a)(d)(e)		5,637,180	5,564,260

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Machinery - 3.3%

Accuride Corp., TL 1L B 10/17

6.250% (3 Month US LIBOR + 5.250%), 11/17/2023 (a)		5,382,893	$5,189,997

CPM Holdings, Inc., TL 2L 10/18

8.332% (1 Month US LIBOR + 8.250%), 11/16/2026 (a)		1,321,319	1,309,757

Engineered Machinery Holdings, Inc., TL 2L 08/21

6.750%, (3 Month US LIBOR + 6.000%), 05/21/2029 (a)		289,880	292,779

WireCo WorldGroup, Inc., TL 1L 07/16

6.000% (6 Month US LIBOR + 5.000%), 09/29/2023 (a)		4,334,674	4,343,820

			11,136,353

Media - 4.1%

NEP Broadcasting, LLC, TL 1L 05/20

9.250% (3 Month US LIBOR + 8.250%), 06/01/2025 (a)(d)(e)		1,606,151	1,716,466

NEP Broadcasting, LLC, TL 1L B 09/18

3.337% (1 Month US LIBOR + 3.250%), 10/20/2025 (a)		5,389,662	5,243,979

NEP Broadcasting, LLC, TL 1L B 09/18

3.500% (3 Month EURIBOR + 3.500%), 10/20/2025 (a)	EUR	1,496,222	1,689,423

NEP Broadcasting, LLC, TL 2L 09/18

7.087% (1 Month US LIBOR + 7.000%), 10/19/2026 (a)		5,582,870	5,423,758

			14,073,626

Metals & Mining - 0.6%

Foresight Energy, LLC, TL 1L A 06/20

9.500% (1 Month US LIBOR + 8.000%), 06/30/2027 (a)(c)(d)(e)		2,205,037	2,205,037

Multiline Retail - 1.9%

Belk, Inc., TL 1L 02/21

8.500% (3 Month US LIBOR + 7.500%), 07/31/2025 (a)(c)(d)		459,875	461,406

Belk, Inc., TL 1L EXIT 02/21

11.000%, 07/31/2025 (c)(d)(h)		7,963,247	6,085,234

			6,546,640

Professional Services - 1.0%

SIRVA Worldwide, Inc., TL 1L 07/18

5.599% (3 Month US LIBOR + 5.500%), 08/04/2025 (a)		1,880,090	1,743,784

SIRVA Worldwide, Inc., TL 2L 07/18

9.627% (3 Month US LIBOR + 9.500%), 08/03/2026 (a)(d)		1,149,740	1,021,349

TMF Group Holding BV, TL 2L 12/17

6.875% (6 Month EURIBOR + 6.875%), 05/04/2026 (a)(b)	EUR	440,830	513,423

			3,278,556

Road & Rail - 1.9%

Kenan Advantage Group, Inc./The, TL 2L 08/21

8.000% (1 Month US LIBOR + 7.250%), 08/17/2029 (a)		2,135,010	2,127,004

Transplace, TL 2L 09/17

9.750% (6 Month US LIBOR + 8.750%), 10/06/2025 (a)		4,532,039	4,537,704

			6,664,708

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Software - 11.3%

Applied Systems, Inc., TL 2L 02/21

6.250% (1 Month US LIBOR + 5.500%), 09/19/2025 (a)	1,451,156	$1,474,222

Misys Ltd., TL 1L 04/17

4.500% (6 Month US LIBOR + 3.500%), 06/13/2024 (a)(c)(d)	9,806,039	9,770,100

Misys Ltd., TL 2L 04/17 USD

8.250% (6 Month US LIBOR + 7.250%), 06/13/2025 (a)(c)(d)	8,063,622	8,085,313

Solera, LLC, TL 2L 06/21

9.000% (6 Month US LIBOR + 8.000%), 06/04/2029 (a)	11,074,727	11,323,909

TIBCO Software, Inc., TL 2L 02/20

7.340% (1 Month US LIBOR + 7.250%), 03/03/2028 (a)	7,878,050	7,920,395

		38,573,939

Specialty Retail - 1.1%

Talbots, Inc., TL 1L B 11/18

7.132% (3 Month US LIBOR + 7.000%), 11/28/2022 (a)	3,853,046	3,698,924

Textiles, Apparel & Luxury Goods - 4.0%

Varsity Brands, Inc., TL 1L 11/17

4.500% (1 Month US LIBOR + 3.500%), 12/16/2024 (a)	13,669,953	13,520,472

Transportation Infrastructure - 1.4%

Direct ChassisLink, Inc., TL 2L 04/19

6.874% (3 Month US LIBOR + 6.750%), 04/10/2026 (a)	4,688,217	4,754,626

TOTAL LEVERAGED LOANS (amortized cost $263,276,769)		266,114,803

High Yield Securities - 71.8%

Auto Components - 1.5%

BBB Industries, LLC

9.250%, 08/01/2025 (f)	2,678,000	2,884,434

Wheel Pros, Inc.

6.500%, 05/15/2029 (f)	2,240,000	2,184,974

		5,069,408

Biotechnology - 0.8%

Intercept Pharmaceuticals, Inc.

3.250%, 07/01/2023	157,000	147,614

Radius Health, Inc.

3.000%, 09/01/2024	2,468,000	2,426,491

		2,574,105

Building Products - 8.9%

Acproducts, Inc. (aka Cabinetworks)

6.375%, 05/15/2029 (f)	7,915,000	7,453,595

LBM Borrower, LLC

7.750%, 04/01/2027 (f)	9,097,000	8,691,592

6.250%, 01/15/2029 (f)	7,302,000	7,102,619

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

PrimeSource Building Products, Inc.

5.625%, 02/01/2029 (f)	2,532,000	$2,365,686

6.750%, 08/01/2029 (f)	4,925,000	4,834,306

		30,447,798

Chemicals - 2.6%

Cornerstone Chemical Co.

6.750%, 08/15/2024 (f)	3,163,000	2,854,244

SI Group, Inc.

6.750%, 05/15/2026 (c)(d)(f)	6,041,000	6,025,263

		8,879,507

Commercial Services & Supplies - 1.7%

Multi-Color Corp.

10.500%, 07/15/2027 (f)	4,146,000	4,390,199

5.875%, 11/01/2028 (f)	1,240,000	1,249,703

		5,639,902

Construction & Engineering - 0.6%

Maxim Crane Works LP / Maxim Finance Corp.

10.125%, 08/01/2024 (f)	2,116,000	2,179,480

Construction Materials - 4.3%

Cemex Materials, LLC

7.700%, 07/21/2025 (f)	12,842,000	14,655,933

Diversified Telecommunication Services - 0.4%

Zayo Group, LLC

6.125%, 03/01/2028 (f)	1,474,000	1,440,835

Electronic Equipment, Instruments & Components - 3.2%

CommScope, Inc.

6.000%, 06/15/2025 (f)	4,872,000	4,831,148

8.250%, 03/01/2027 (f)	711,000	725,469

7.125%, 07/01/2028 (f)	5,466,000	5,399,397

		10,956,014

Health Care Equipment & Supplies - 0.6%

Haemonetics Corp.

0.000%, 03/01/2026 (f)(g)	2,355,000	2,067,866

Health Care Providers & Services - 4.3%

AHP Health Partners, Inc.

5.750%, 07/15/2029 (f)	163,000	164,019

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

CHS/Community Health Systems, Inc.

6.875%, 04/01/2028 (f)	2,725,000	$2,584,131

6.875%, 04/15/2029 (f)	1,484,000	1,528,913

6.125%, 04/01/2030 (f)	1,997,000	1,965,847

LifePoint Hospitals, Inc.

5.375%, 01/15/2029 (f)	1,727,000	1,694,619

Radiology Partners Inc.

9.250%, 02/01/2028 (f)	6,298,000	6,686,397

		14,623,926

Hotels, Restaurants & Leisure - 14.3%

Carnival Corp.

5.750%, 03/01/2027 (f)	10,373,000	10,567,494

6.000%, 05/01/2029 (f)	3,637,000	3,641,546

ClubCorp Club Operations, Inc.

8.500%, 09/15/2025 (f)	8,477,000	8,173,269

Merlin Entertainments PLC

5.750%, 06/15/2026 (b)(f)	496,000	514,312

6.625%, 11/15/2027 (b)(f)	3,746,000	3,761,977

NCL Corp Ltd.

6.125%, 03/15/2028 (f)	5,550,000	5,605,500

Royal Caribbean Cruises Ltd.

5.500%, 04/01/2028 (f)	9,336,000	9,511,050

Viking Cruises Ltd.

7.000%, 02/15/2029 (f)	7,034,000	7,080,671

		48,855,819

Industrial Conglomerates - 1.3%

Unifrax I LLC / Unifrax Holding Co.

5.250%, 09/30/2028 (c)(d)(f)	2,959,000	2,955,301

7.500%, 09/30/2029 (c)(d)(f)	1,387,000	1,380,571

		4,335,872

Insurance - 6.6%

Alliant Holdings I, Inc.

5.875%, 11/01/2029 (f)	1,655,000	1,665,178

Aspen Insurance Holdings Ltd.

7.625%, 10/15/2025 (f)(h)	6,951,390	7,372,436

National Financial Partners Corp.

6.875%, 08/15/2028 (f)	13,391,000	13,625,052

		22,662,666

IT Services - 3.5%

West Corp.

8.500%, 10/15/2025 (f)	6,739,000	6,649,237

Xerox Business Services /Conduent

6.000%, 11/01/2029 (f)	5,359,000	5,348,014

		11,997,251

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Media - 1.5%

CSC Holdings, LLC (Altice USA)

5.750%, 01/15/2030 (f)		1,509,000	$1,490,817

5.000%, 11/15/2031 (f)		806,000	749,499

Spotify USA, Inc.

0.000%, 03/15/2026 (f)(i)		2,957,000	2,818,347

			5,058,663

Oil, Gas & Consumable Fuels - 4.9%

Chesapeake Energy Corp.

6.750%, 04/15/2029 (f)		6,825,000	7,336,875

Genesis Energy

5.625%, 06/15/2024		5,266,000	5,252,835

6.500%, 10/01/2025		1,125,000	1,110,729

Global Partners LP / GLP Finance Corp.

7.000%, 08/01/2027		1,377,000	1,437,244

6.875%, 01/15/2029		863,000	895,967

Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.

6.000%, 03/01/2027 (f)		7,000	7,263

6.000%, 12/31/2030 (f)		834,000	835,230

			16,876,143

Specialty Retail - 7.3%

Douglas Holding AG

6.000%, 04/08/2026 (b)(c)(f)(h)	EUR	10,461,000	12,053,810

8.250%, 10/01/2026 (b)(c)(f)	EUR	7,295,848	8,079,933

Mavis Discount Tire, Inc.

6.500%, 05/15/2029 (f)		4,846,000	4,804,882

			24,938,625

Textiles, Apparel & Luxury Goods - 0.4%

Varsity Brands, Inc.

9.000% (3 Month US LIBOR + 8.000%), 12/22/2024, 144 A (a)(f)(g)		1,270,000	1,271,003

Trading Companies & Distributors - 3.1%

TruckPro, LLC

11.000%, 10/15/2024 (f)		6,091,000	6,642,083

White Cap Construction Supply, Inc.

8.250%, 03/15/2026 (f)		1,921,000	1,945,032

6.875%, 10/15/2028 (f)		1,787,000	1,847,311

			10,434,426

TOTAL HIGH YIELD SECURITIES (amortized cost $244,091,084)			244,965,242

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

	Shares

Common Stocks - 2.4%

Energy Equipment & Services - 0.1%

Proserv Group Parent, LLC (b)(d)(e)	114,010	$147,101

Food Products - 0.0%

CTI Foods Holding Co, LLC (c)(d)(e)	955	5,293

Health Care Providers & Services - 0.1%

Quorum Health Corp. (c)(d)(e)	3,964,000	420,073

Hotels, Restaurants & Leisure - 1.0%

Hilton Grand Vacations, Inc.	67,230	3,380,324

Metals & Mining - 1.2%

Foresight Energy, LLC (c)(d)(e)	320,380	4,124,617

TOTAL COMMON STOCKS (cost $10,064,719)		8,077,408

Preferred Stock - 0.1%

Energy Equipment & Services - 0.1%

Proserv Group Parent, LLC (b)(d)(e)	36,249	409,050

TOTAL PREFERRED STOCK (cost $233,307)		409,050

TOTAL INVESTMENTS (cost $517,665,879) (i) - 152.2%		519,566,503

LIABILITIES EXCEEDING OTHER ASSETS, NET - (52.2)%		178,299,239

NET ASSETS - 100.0%		$341,267,264

†	In U.S. Dollars unless otherwise indicated.
EUR	Par is denominated in Euro.
GBP	Par is denominated in the British pound.
TL	Term Loan
DD	Delayed Draw
(a)	Variable rate security, the coupon rate shown is the effective rate as of October 31, 2021.
(b)	Non-U.S. security.
(c)	Security considered restricted due to the Adviser’s knowledge of material non-public information. The total value of these securities as of October 31, 2021 was $74.7 million and represented 21.9% of net assets.
(d)	Security considered illiquid, as defined by the Securities and Exchange Commission. The total value of these securities as of October 31, 2021 was $65.4 million and represented 19.2% of net assets.
(e)	Value determined using significant unobservable inputs.
(f)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold to qualified institutional buyers in transactions exempt from registration. The total value of these securities as of October 31, 2021 was $233.7 million and represented 68.5% of net assets.
(g)	Non-income producing security.
(h)	Represents a payment-in-kind (“PIK”) security which may pay interest/dividend in additional par/shares.
(i)	All investments are held as collateral for the Fund’s credit facility.
(j)	Investment is an unfunded or partially unfunded commitment.

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

The following table represents the Fund’s investments categorized by country of risk as of October 31, 2021:

Country:	% of Net Assets

US	139.5%

Germany	6.7%

France	1.9%

Sweden	1.6%

United Kingdom	1.4%

Spain	0.9%

Netherlands	0.2%

152.2%

Liabilities Exceeding Other Assets, Net	(52.2)%

100.0%

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Statement of Assets and Liabilities

As of October 31, 2021

Assets

Investments, at value (cost $517,665,879)	$519,566,503

Cash and cash equivalents	11,018,983

Dividends and interest receivable	5,670,795

Receivable for investments sold	22,176,932

Total assets	558,433,213

Liabilities

Credit facility	134,035,260

Mandatorily redeemable preferred shares (net of deferred offering costs of $638,996)	49,361,004

Payable for investments purchased	31,513,470

Investment advisory fees	487,656

Trustees’ fees	1,117,627

Other accrued expenses	650,932

Total liabilities	217,165,949

Net assets	$341,267,264

Net Assets

Paid-in capital — (unlimited shares authorized — $0.001 par value)	$362,194,274

Accumulated deficit	(20,927,010)

Net assets	$341,267,264

Net asset value, price per share

(20,340,315 shares)	$16.78

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Statement of Operations

For the Year Ended October 31, 2021

Investment income

Interest income	$37,854,426

Dividend income	136,601

Other income	981,052

Total investment income	38,972,079

Expenses

Investment advisory fees	5,764,566

Preferred shares interest expense	1,979,815

Credit facility interest expense	1,277,555

Legal fees	442,534

Administration fees	151,686

Trustees’ fees	131,136

Shareholder reporting expense	109,559

Term loan fees	106,286

Custodian fees	72,465

Audit and tax fees	57,290

Other expenses	389,745

Total expenses	10,482,637

Net investment income	28,489,442

Realized and unrealized gains (losses)

Net realized gains on

Investments	13,310,754

Foreign currency transactions	33,226

Net realized gains	13,343,980

Net change in unrealized appreciation (depreciation) on

Investments	23,217,175

Foreign currency translation	(221,494)

Deferred Trustees’ fees	(269,980)

Net change in unrealized appreciation	22,725,701

Net realized and unrealized gains	36,069,681

Net increase in net assets resulting from operations	$64,559,123

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Statements of Changes in Net Assets

	Year Ended October 31, 2021	Year Ended October 31, 2020
Increase in net assets resulting from operations

Net investment income	$28,489,442	$28,233,140

Net realized gains (losses)	13,343,980	(22,700,247)

Net change in unrealized appreciation	22,725,701	10,644,696

Net increase in net assets resulting from operations	64,559,123	16,177,589

Distributions to shareholders from

Net investment income	(25,628,796)	(30,510,472)

Total distributions	(25,628,796)	(30,510,472)

Net increase (decrease) in net assets	38,930,327	(14,332,883)

Net assets

Beginning of year	302,336,937	316,669,820

End of year	$341,267,264	$302,336,937

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Statement of Cash Flows

Year Ended October 31, 2021
Cash Flows from Operating Activities:

Net increase in net assets resulting from operations	$64,559,123

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

Purchases of investments	(419,296,968)

Proceeds from sales of investments	410,112,354

Net change in unrealized appreciation of investments	(23,217,175)

Net realized gains from investments	(13,310,754)

Net accretion of premiums and discounts	(2,737,683)

Net realized gains on investments (foreign currency related)	(345,594)

Net change in unrealized depreciation on Deferred Trustees’ fees	269,980

Net change in unrealized depreciation on foreign currency translation	221,494

Amortization of deferred offering costs	79,822

Changes in assets and liabilities:

Increase in receivable for investments sold	(21,295,814)

Increase in payable for investments purchased	18,268,000

Decrease in dividends and interest receivable	781,222

Increase in other accrued expenses	338,831

Increase in Trustees’ fees payable	103,011

Increase in investment advisory fees payable	36,951

Net cash provided by operating activities	14,566,800

Cash Flows from Financing Activities

Paydown of credit facility	(80,976,368)

Proceeds from credit facility	80,813,377

Cash dividends paid to shareholders	(25,628,796)

Net cash used in financing activities	(25,791,787)

Effect of exchange rate changes on cash	23,152

Net decrease in cash and cash equivalents	(11,201,835)

Cash and Cash Equivalents

Beginning balance	22,220,818

Ending balance	$11,018,983

Supplemental Disclosure of cash flow information and non-cash financing activities:
Cash paid for interest expense	$2,761,675

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Financial Highlights

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Per share operating performance(1)

Net asset value, beginning of year	$14.86	$15.57	$17.24	$18.38	$17.67

Income from operations

Net investment income	1.40	1.39	1.49	1.51	1.59

Net realized and unrealized gains (losses)	1.78	(0.60)	(1.66)	(0.07)	0.71

Total income (loss) from operations	3.18	0.79	(0.17)	1.44	2.30

Distributions from

Net investment income	(1.26)	(1.50)	(1.50)	(1.55)	(1.59)

Total distributions	(1.26)	(1.50)	(1.50)	(1.55)	(1.59)

Dilutive effect of rights offering	—	—	—	(1.03)	—

Net Asset Value, end of year	$16.78	$14.86	$15.57	$17.24	$18.38

Total return#	36.24%	(3.58)%	7.55%	2.84%	18.08%

Ratios to average net assets

Expenses	3.12%	3.73%	3.38%	3.17%	2.74%

Net investment income	8.49%	9.65%	9.07%	8.63%	8.74%

Supplemental data

Market value/price, end of period	$16.67	$13.25	$15.39	$15.77	$16.87

Price premium/(discount),	(0.66)%	(10.83)%	(1.16)%	(8.53)%	(8.22)%

Net assets, end of year (000’s)	$341,267	$302,336	$316,669	$350,601	$280,373

Portfolio turnover rate	78.62%	72.87%	62.19%	56.20%	84.06%

(1)	Per share calculations were performed using average shares.
#

Total return is computed based on New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

See accompanying notes to financial statements.

Income Opportunities Fund	October 31, 2021

Notes to Financial Statements

1.	Organization

KKR Income Opportunities Fund (the “Fund”) was organized on March 17, 2011 as a statutory trust under the laws of the state of Delaware. The Fund is a closed-end registered management investment company, which commenced operations on July 25, 2013. The Fund seeks to generate a high level of current income, with a secondary objective of capital appreciation. The Fund is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Fund’s investment adviser (the “Adviser”).

2.	Summary of Significant Accounting Policies

Basis of Presentation — The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

Valuation of Investments — The Board of Trustees (the “Board”) of the Fund has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board has delegated primary responsibility in ensuring these valuation policies and procedures are followed, including those relating to fair valuation, to the Adviser.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

The types of assets generally included in this category are common stocks listed in active markets.

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

The types of assets and liabilities generally included in this category are high yield securities and certain leveraged loans.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Income Opportunities Fund	October 31, 2021

The types of assets generally included in this category are certain leveraged loans, common stocks not actively traded and preferred stocks not actively traded.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Fund in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3, which the Fund recognizes at the beginning of the period during which the inputs change.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Fund and others are willing to pay for an asset. Ask prices represent the lowest price that the Fund and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Fund does not require that fair value always be a predetermined point in the bid- ask range. The Fund’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Fund’s best estimate of fair value.

Depending on the relative liquidity in the markets for certain assets, the Fund may transfer assets to Level 3 if it determines that observable quoted prices, obtained directly or indirectly, are not available.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company specific developments, market valuations of comparable companies and model projections.

Certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Schedule of Investments. These values are temporary and the funding of the commitment will result in these investments valued as financial assets.

For the year ended October 31, 2021, there have been no significant changes to the Fund’s fair value methodologies.

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Amortization and accretion is calculated using the effective interest method over the holding period of the investment. Realized gains and losses are calculated on the specific identified cost basis.

Cash and Cash Equivalents — Cash and cash equivalents includes cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months. Cash equivalents consist solely of money market funds with financial institutions. As of October 31, 2021, the Fund was invested in the Morgan Stanley Institutional Liquidity Government Portfolio — Institutional Class.

Income Opportunities Fund	October 31, 2021

Foreign Currency Transactions — The books and records of the Fund are maintained in U.S. Dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

The Fund bifurcates that portion of the results of operations resulting from changes in foreign exchange rates on investments and interest from the fluctuations arising from changes in market prices of securities held.

Distributions to Shareholders — Distributions are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Term Loan Income — Term Loan Income consists of transaction fees including, but not limited to, assignment, transfer, administration and amendment fees. Fee and other income is recorded when earned, and is recognized in Other income on the Statement of Operations.

Income Taxes — The Fund has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing all of its gross investment company taxable income and capital gains to its shareholders based on the Fund’s fiscal year end of October 31.

To avoid imposition of a 4% excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax years (2017-2020). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of October 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2021, the Fund did not incur any interest or penalties.

Recently Adopted Accounting Pronouncements — In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 contains practical expedients for reference rate reform-related activities that impact debt, leases, derivatives, and other contracts. The guidance in ASU 2020-04 is optional and may be elected over time as reference rate reform activities occur. Management of the Fund has elected to adopt this accounting standard and apply it to contracts that are modified for the sole purpose of reference rate reform. The adoption of this standard did not have a material impact to these financial statements.

Income Opportunities Fund	October 31, 2021

3.	Risk Considerations

The Fund invests mainly in leveraged loans, high yield securities, common stocks not actively traded and preferred stocks. These investments may involve certain risks, including, but not limited to, those described below:

COVID-19 and Global Economic and Market Conditions — The novel strain of coronavirus (“COVID-19”) has caused, and continues to cause, severe disruptions to the U.S. and global economies. The outbreak of COVID-19 and the actions taken in response have had far reaching impact on the U.S. and global economies, contributing to significant volatility in the financial markets, resulting in increased volatility in equity prices and lower interest rates, and causing furloughs and layoffs in the labor market. Although a number of vaccines for COVID-19 have been developed and are in the process of being deployed in certain countries, including the United States, the timing for widespread vaccination and immunity is uncertain, and these vaccines may be less effective against any new mutated strains of the virus that have started to spread globally.

Given the ongoing nature of the pandemic, at this time management cannot reasonably predict the magnitude of the ultimate impact that COVID-19 will have on the Fund’s business, financial performance and operating results. Management believes COVID-19’s adverse impact on the Fund’s business, financial performance and operating results will be significantly driven by a number of factors that management is unable to predict or control, including, for example: the severity and duration of the pandemic; the pandemic’s impact on the U.S. and global economies; the timing, scope and effectiveness of additional governmental responses to the pandemic; the timing and speed of economic recovery, including the availability and distribution of treatments and vaccines for COVID-19; and the negative impact on investors, vendors and other business partners that may indirectly adversely affect the Fund.

Market Discount Risk — The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which may increase the risk of loss.

Leverage Risk — Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Fund will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Fund’s yield and total return also may be low. Changes in interest rates also may affect the Fund’s share price and a sharp rise in interest rates could cause the Fund’s share price to fall. The longer the Fund’s duration, the more sensitive to interest rate movements its share price is likely to be.

Credit Risk — The Fund is subject to the risk that a decline in the credit quality of an investment could cause the Fund to lose money or underperform. The Fund could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations. The Fund will be subject to credit risk with respect to the counterparties of derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Fund may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Fund’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Fund to hold investments paying lower than market rates of interest, which could hurt the Fund’s yield or share price.

Income Opportunities Fund	October 31, 2021

High Yield Risk — High yield securities and unrated securities of similar credit quality (sometimes called junk bonds) that the Fund may invest in are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Foreign Investment Risk — The Fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates (the currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, the U.S. dollar will decline in value relative to the currency being hedged) or exchange control regulations (including limitations on currency movements and exchanges), differing accounting, auditing, financial reporting and legal standards and practices, differing securities market structures, and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

Issuer Risk — The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

4.	Agreements

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Fund and has discretion to purchase and sell investments in accordance with the Fund’s objectives, policies, and restrictions. For the services it provides to the Fund, the Adviser receives an annual fee, payable monthly by the Fund, in an amount equal to 1.10% of the Fund’s average daily Managed Assets (the “Investment Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

During periods when the Fund is using leverage, the Investment Advisory Fee paid to the Adviser will be higher than if the Fund does not use leverage because the Investment Advisory Fee paid is calculated based on the Fund’s Managed Assets, which includes the assets purchased through leverage.

During the year ended October 31, 2021, the Adviser earned an Investment Advisory Fee of $5.8 million.

Administrator, Custodian and Transfer Agent — U.S. Bancorp Fund Services, LLC (“Fund Services” or “Administrator”), doing business as U.S. Bank Global Fund Services, serves as the Fund’s administrator pursuant to an administration agreement under which the Administrator provides administrative and accounting services.

U.S. Bank N.A. (the “Custodian”) serves as the Fund’s custodian pursuant to a custody agreement. The Custodian is an affiliate of Fund Services.

Fund Services serves as the Fund’s transfer agent pursuant to a transfer agency agreement.

Deferred Trustees’ Compensation — The Fund has a Deferred Trustees’ Compensation plan (the “Plan”) that allows the Independent Trustees to defer compensation to a future payment period. The compensation is invested in shares of the Fund. The value of a participating Independent Trustee’s deferral account is based on the shares of deferred amounts as designated by the participating Independent Trustees. Changes in the value of the Independent Trustees’ deferral account are included in the Statement of Operations. The accrued obligations under the Plan, including unrealized appreciation (depreciation), are included on the Statement of Assets and Liabilities.

Other — Certain officers of the Fund are also officers of the Adviser. Such officers are paid no fees by the Fund for serving as officers of the Fund.

Income Opportunities Fund	October 31, 2021

5.	Fair Value

The following table presents information about the Fund’s assets measured at fair value on a recurring basis as of October 31, 2021, and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value:

Investments in securities	Level 1	Level 2	Level 3	Total

Leveraged loans	$—	$256,629,039	$9,485,763	$266,114,802

High yield securities	—	244,965,243	—	244,965,243

Preferred stocks	—	—	409,050	409,050

Common stocks	3,380,324	—	4,697,084	8,077,408

Cash equivalents	9,021,224	—	—	9,021,224

Total investments in securities and cash equivalents	$12,401,548	$501,594,282	$14,591,897	$528,587,727

The following are the details of the restricted securities held by the Fund:

Issuer(1)	Par/Shares	Acquisition date(s)	Amortized Cost	Value	% of Net Assets
Leveraged Loans:

Belk Inc	8,423,122	2/24/2021	9,097,017	6,546,640	1.9%

Foresight Energy LLC	2,205,037	6/30/2020	2,205,037	2,205,037	0.6%

Misys Ltd	17,869,661	4/28/2017 - 6/11/2021	17,683,403	17,855,413	5.2%

Vantage Specialty Chemicals Inc	13,251,198	10/20/2017 - 10/5/2021	12,773,257	12,999,614	3.8%

High Yield Securities:

Douglas Holding AG	17,756,848	3/26/2021	20,915,355	20,133,743	5.9%

SI Group Inc	6,041,000	5/11/2021	6,041,000	6,025,263	1.8%

Unifrax I LLC / Unifrax Holding Co	4,346,000	9/15/2021	4,346,000	4,335,872	1.3%

Common Stocks:

CTI Foods Holding Co LLC	955	5/3/2019	112,798	5,293	0.0%

Foresight Energy LLC	320,380	6/30/2020 - 8/29/2020	3,665,560	4,124,617	1.2%

Quorum Health Corp	3,964,000	7/7/2020	1,868,416	420,073	0.1%

			$78,707,843	$74,651,565

(1)	Refer to the Schedule of Investments for more details on securities listed.

Income Opportunities Fund	October 31, 2021

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

	Leveraged Loans	Common Stocks	Preferred Stocks

Balance as of October 31, 2020	$4,379,794	$5,839,398	$409,050

Purchases	5,531,940	—	—

Sales and paydowns	(966,278)	(273,439)	—

Settlements	11,697	—	—

Net change in appreciation	539,457	953,217	—

Net realized losses	(10,847)	(1,822,092)	—

Balance as of October 31, 2021	$9,485,763	$4,697,084	$409,050

Net change in appreciation on investments held at October 31, 2021	$125,564	$(887,072)	$—

No securities were transferred into or out of the Level 3 hierarchy during the year ended October 31, 2021.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2021:

Financial Asset	Fair Value	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)

Leveraged Loans	$9,485,763	Yield Analysis	Yield	7% - 8% (8%)
			Discount Margin	3.0%
			EBITDA Multiple	3.7x - 15.0x (11.8x)
			Net Leverage	6.6x - 11.3x (7.7x)
			FWD EBITDA	3.7x

Common Stocks(4)	$4,697,084	Market Comparables	FWD EBITDA	3.7x - 7.0x (3.7x)
			Illiquidity Discount	10% - 20% (10%)
			LTM Revenue	1.1x- 2.0x (1.1x)
		Discounted Cash Flows	WACC	25%

Preferred Stocks	$409,050	Market Comparables	LTM Revenue	1.1x
			NCY Revenue	1.0x
			FWD EBITDA	10.0x

(1)

For the assets that have more than one valuation technique, the Fund may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0-100%. When determining the weighting ascribed to each valuation methodology, the Fund considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100% weighting to a single methodology.

(2)

The significant unobservable inputs used in the fair value measurement of the Fund’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

Income Opportunities Fund	October 31, 2021

(3)	Weighted average amounts are based on the estimated fair values.

(4)	Of the total $4.7 million of common stocks, $4.3 million and $0.4 million were valued solely on an appraisal based on market comparables and discounted cash flow analysis, respectively.

6.	Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended October 31, 2021 were as follows:

Purchases	$419,296,968

Sales	$410,112,354

There were no purchases or sales of U.S. Government securities.

7.	Commitments and Contingencies

The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of October 31, 2021, unfunded commitments on these credit agreements were $7.6 million. The Fund will maintain sufficient liquidity to fund these commitments at the borrower’s discretion.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, based on experience, management expects the risk of loss to be remote.

8.	Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gains (losses) on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income (loss) or accumulated net realized gains (losses), as appropriate, in the period in which the differences arise.

As of October 31, 2021, the following permanent differences have been reclassified (to)/from the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

$182,810	$(33,226)	$(149,584)

The tax character of distributions declared for the year ended October 31, 2021, were as follows:

	Ordinary Income	Total

October 31, 2020	$30,510,472	$30,510,472

October 31, 2021*	$25,628,796	$25,628,796

*	The final tax character of any distribution declared in 2021 will be determined in January 2022 and reported to shareholders on IRS Form 1099-Div in accordance with federal income tax regulations.

Income Opportunities Fund	October 31, 2021

As of October 31, 2021, the components of accumulated losses on a tax basis for the Fund are as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation	Other Temporary Differences	Total Accumulated Losses

$3,694,270	$815,095	$(25,436,375)	$(20,927,010)

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. During the year ended October 31, 2021, the Fund utilized capital loss carry-forwards of $13.4 million. As of October 31, 2021, the Fund had non-expiring capital loss carry-forwards of $24.2 million.

As of October 31, 2021, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Fund are as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation

$517,805,317	$13,853,096	$(13,038,001)	$815,095

9.	Credit Facility

In October 2019, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State Street Bank and Trust Company (“State Street”). The State Street Credit Facility provides for loans to be made in U.S. dollars and certain foreign currencies to an aggregate amount of $160.0 million, with an “accordion” feature that allows the Fund, under certain circumstances, to increase the size of the facility to a maximum of $225.0 million. The Fund may reduce or terminate the commitments under the State Street Credit Facility with three business days’ notice. State Street is required to provide the Fund with 270 days’ notice prior to terminating the State Street Credit Facility. Interest on the State Street Credit Facility is generally based on London Interbank Offered Rate (“LIBOR”), or with respect to borrowings in foreign currencies, on a base rate applicable to such currency borrowing, plus a spread of 0.75%. The Fund also pays a commitment fee on any unused commitment amounts between 0.15% and 0.25%, depending on utilization levels. As of October 31, 2021, the Fund was in compliance with the terms of the State Street Credit Facility.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s credit facilities for the year ended October 31, 2021 were as follows:

Stated interest expense	$1,243,379

Unused commitment fees	34,176

Total interest expense	$1,277,555

Weighted average interest rate	0.90%

Average borrowings	$138,597,875

Income Opportunities Fund	October 31, 2021

10.	Mandatorily Redeemable Preferred Shares

On October 15, 2019, the Fund issued 10-year mandatorily redeemable preferred shares (the “MRPS”). The Fund authorized and issued 2.0 million MRPS with a total liquidation value of $50.0 million. The final redemption date of the MRPS is October 31, 2029. The Fund makes quarterly dividend payments on the MRPS at an annual dividend rate of 3.81%. The fair value of MRPS approximates its par value as of October 31, 2021. This fair value is based on Level 2 inputs under the fair value hierarchy.

Offering costs incurred in connection with the issuance of MRPS have been recorded, and are being deferred and amortized through the final redemption date of the MRPS. The amortization of these costs is included in preferred shares interest expense in the Statement of Operations.

Income Opportunities Fund	October 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of KKR Income Opportunities Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of KKR Income Opportunities Fund (the “Fund”), including the schedule of investments, as of October 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodians, loan agents and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Yours truly,

December 22, 2021

We have served as the auditor of KKR Income Opportunities Fund since 2013.

Income Opportunities Fund	October 31, 2021

VOTING RESULTS FROM THE MARCH 19, 2021 SHAREHOLDER MEETING

At the Annual Meeting of Shareholders held on March 19, 2021, shareholders approved the election of Michael E. Cahill as a Class I Trustee to the Board of Trustees to serve a three year term expiring in 2024 based on the following results:

Total Outstanding Shares	22,340,315

Total Shares Voted	17,138,118

For	16,714,179

Withheld	423,938

At the Annual Meeting of Shareholders held on March 19, 2021, preferred shareholders approved the election of Eric Mogelof as a Class III Trustee to the Board of Trustees to serve a two year term expiring in 2023 based on the following results:

Total Outstanding Shares	2,000,000

Total Shares Voted	1,880,000

For	1,880,000

Withheld	0

Income Opportunities Fund	October 31, 2021

Trustees and Officers

Trustees and Officers of KKR Income Opportunities Fund

Name, Age and Address	Position(s) Held with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee(3)

Interested Trustees(1)

Eric Mogelof (46) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee, Chair and President	Since December 2020	Global head of KKR’s Client and Partner Group and Member of KKR (Since 2020); Head of U.S. Global Wealth Management (2017-2020) and Head of Asia Pacific (2014-2017), PIMCO.	2	None.

Independent Trustees(1)

Tobin V. Levy (76) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Executive Vice President & Chief Financial Officer, Local Initiatives Support Corporation (non-profit support and resources) (2011-2014).	2	None.

Jeffrey L. Zlot (49) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Managing Director, Tiedemann Advisors (formerly, Tiedemann Wealth Management) (investment consultant and investment banking) (since 1997).	2	None.

Michael E. Cahill (70) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA 94104	Trustee	Since July 2013	Executive Vice President (2008-2013) and Managing Director and General Counsel (1991-2013), The TCW Group, Inc. and Trust Company of the West (financial services firm).	2	None.

Catherine Sidamon-Eristoff (57) KKR Credit Advisors (US) LLC 555 California Street 50th Floor San Francisco, CA	Trustee	Since December 2019	Treasurer and Board Member, C-Change Conversations (non-profit organization) (Since 2017) Board Member, FlexPaths LLC (workplace strategy and consulting firm) (Since 2008) Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	2	None.

(1)

“Independent Trustees” are those trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund, and “Interested Trustees” are those trustees who are interested persons of the Fund. Mr. Mogelof is an Interested Trustee because he is a Member of KKR, the parent company of the Adviser.

(2)	The Fund Complex is comprised of the Fund and KKR Credit Opportunities Portfolio.
(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Income Opportunities Fund	October 31, 2021

Name and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience

Principal Officers who are not Trustees
Thomas Murphy (54)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since June 2017	Chief Financial Officer, KKR Financial Holdings LLC (since 2015); Director (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009); Managing Director, KKR Credit Advisors (US) LLC (since 2021).

Annette O’Donnell-Butner (52)	Chief Compliance Officer	Since October 2018	Chief Compliance Officer, Corporate Capital Trust, Inc. (2017-2018); Managing Director and Chief Compliance Officer, KKR Credit Advisors (US) LLC (since 2009).

Michael Nguyen (38)	Secretary and Vice President	Since June 2019	Principal, KKR Credit Advisors (US) LLC (2013-present).

Income Opportunities Fund	October 31, 2021

Recent Changes

The following information is a summary of certain changes during the fiscal year ended October 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the Fund.

During the applicable period, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders, (ii) no material changes to the Fund’s principal risks, (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders.

Investment Objectives

The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objectives or be able to structure its investment portfolio as anticipated.

Investment Strategies

The Fund seeks to achieve its investment objectives by employing a dynamic strategy of investing in a targeted portfolio of loans and fixed-income instruments of U.S. and non-U.S. issuers and implementing hedging strategies in order to seek to achieve attractive risk-adjusted returns.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in loans and fixed-income instruments or other instruments, including derivative instruments, with similar economic characteristics (the “80% Policy”). “Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes). The Fund invests primarily in first- and second-lien secured loans, unsecured loans and high-yield corporate debt instruments of varying maturities. The Fund tactically and dynamically allocates its assets in varying types of credit instruments based on its analysis of the credit markets, which may result in the Fund’s portfolio becoming concentrated in a particular type of credit instrument (such as senior secured floating rate and fixed-rate loans (“Senior Loans”) or corporate bonds) and substantially less invested in other types of credit instruments. The instruments in which the Fund invests may be rated investment grade or below investment grade by a nationally recognized statistical rating organization (an “NRSRO”), or unrated. The Fund’s investments in below investment grade loans and fixed-income instruments are commonly referred to as “high-yield” or “junk” instruments and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Fund may invest in debt instruments of financially troubled companies (sometimes known as “stressed” or “distressed” securities). The Fund also may invest in common stocks and other equity securities, including preferred stocks. The Fund seeks to tactically and dynamically allocate capital across companies’ capital structures where the Adviser believes its due diligence process has identified compelling investment opportunities, including where the Adviser has identified issuer distress, event-driven misvaluations of securities or capital market inefficiencies.

The Fund may invest in any one or in any combination of fixed-rate and floating rate fixed-income instruments; listed and unlisted corporate debt obligations; convertible securities; collateralized debt obligations (“CDOs”), collateralized bond and collateralized loan obligations; bank obligations; U.S. government securities and debt issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia); preferred securities and trust preferred securities; structured securities; and when-issued securities and forward commitments. The Fund may engage in short sales for investment and risk management purposes. The Fund may also invest in securities of exchange-traded funds (“ETFs”) and closed-end funds to the extent permitted by law. The Adviser will periodically rebalance the Fund’s allocation of assets among different types of credit instruments based on absolute and relative value considerations and its analysis of the credit markets in order to seek to optimize the Fund’s allocation to credit instruments that the Adviser believes are positioned to contribute to the achievement of the Fund’s investment objectives under the market conditions existing at the time of investment.

Income Opportunities Fund	October 31, 2021

The Adviser, a subsidiary of KKR & Co. L.P. (together with the Adviser and its other affiliates, “KKR”), utilizes KKR’s global network of resources, due diligence skills, intellectual capital and experience in investing to seek to achieve the Fund’s investment objectives. The Adviser employs a fundamentally-driven investment philosophy which is based on deep credit underwriting and rigorous financial analysis. Because KKR has deep experience in credit and private equity underwriting, the Adviser’s investment approach is designed to incorporate valuable characteristics of both. The Adviser will seek to reallocate the portfolio of the Fund to opportunistically emphasize those investments, categories of investments and geographic exposures believed to be best suited to the current investment and interest rate environment and market outlook. The Fund invests globally in U.S. and non-U.S. issuers’ obligations, including those of emerging market issuers, and such obligations may be U.S. dollar denominated as well as non-U.S. dollar denominated.

In pursuing its investment objectives or for hedging purposes, the Fund may engage in short selling and may invest in various types of derivatives, including structured products, swaps, forward contracts, futures contracts and options. Derivative instruments will be counted toward the 80% Policy to the extent they have economic characteristics similar to the securities included within the 80% Policy.

The Fund’s investment objectives and investment strategies are not fundamental, unless otherwise noted in the Fund’s SAI, and can be changed without the vote of the Fund’s holders of common shares (“Common Shareholders”) by the board of trustees of the Fund (the “Board”).

The Adviser believes that changing investment and interest rate environments over time offer attractive investment opportunities in the markets for credit obligations, as well as varying degrees of investment risk. To both capitalize on attractive investments and effectively manage potential risk, the Adviser believes that the combination of a thorough and continuous credit analysis (including an analysis of an issuer’s ability to make loan or debt payments when due) and the ability to reallocate the portfolio of the Fund among different categories of investments at different points in the credit cycle (i.e., the cycle between overall positive economic environments and less positive economic environments for credit obligations) is critical to achieving higher risk-adjusted returns, including higher current income and/or capital appreciation, relative to other high-yielding investments.

The Fund’s portfolio turnover rate may vary from year to year. The Fund generally expects, under normal market conditions, its portfolio turnover to be up to 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. A high portfolio turnover rate increases a fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. See “Risk Factors — Portfolio Turnover Risk.”

Risk Factors

Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Below is a summary of the principal risks of investing in the Fund. You should consider carefully the following principal risks before investing in the Fund. The Fund is not intended to be a complete investment program.

Investment and Market Risk. An investment in the Fund involves a considerable amount of risk. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs. An investment in the Fund’s common shares represents an indirect investment in the portfolio of loans and fixed-income instruments, short positions and other securities and derivative instruments owned by the Fund, and the value of these securities and instruments will fluctuate, sometimes rapidly and unpredictably, and such investment is subject to investment risk, including the possible loss of the entire principal amount invested. At any point in time, an investment in the Fund’s common shares could be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of Common Shareholders to reinvest dividends. The Fund will also use leverage, which would magnify the Fund’s investment, market and certain other risks.

Income Opportunities Fund	October 31, 2021

The Fund will be materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, the disease caused by a novel strain of coronavirus (“COVID-19”) has adversely impacted, and any future outbreaks could adversely impact, the markets and economy in general, including the companies in which the Fund invests, and could harm Fund performance. Epidemics and pandemics, such as the COVID-19 outbreak, have and may further result in, among other things, travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, quarantines, supply chain disruptions and reduced consumer demand, as well as general concern and uncertainty. The COVID-19 outbreak has had, and will continue to have, a material adverse impact on the global economy, including the U.S. economy, as cross border commercial activity and market sentiment have been negatively impacted by the outbreak and government and other measures seeking to contain its spread. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the liquidity and value of the Fund’s investments and reduce the ability of the Fund to make attractive new investments.

Ongoing events in the subprime mortgage market and other areas of the fixed income markets have caused significant dislocations, illiquidity and volatility in the leveraged loan and bond markets, as well as in the wider global financial markets. To the extent portfolio companies and other issuers of the Fund’s portfolio investments participate in or have exposure to such markets, the results of their operations could be adversely affected. In addition, to the extent that such economic and market events and conditions reoccur, this would have a further adverse impact on the availability of credit to businesses generally. Although financial markets have shown intermittent signs of improvement, global economic conditions remain tenuous, and to the extent that they do not improve, this could adversely impact the financial resources and credit quality of corporate and other borrowers in which the Fund has invested and result in the inability of such borrowers to make principal and interest payments on, or refinance, outstanding debt when due. In the event of such defaults, the Fund could suffer a partial or total loss of their investment in such borrowers, which would, in turn, have an adverse effect on the Fund’s returns. Such economic and market events and conditions also could restrict the ability of the Fund to sell or liquidate investments at favorable times or for favorable prices (although such events and conditions would not necessarily foreclose the Fund’s ability to hold such investments until maturity). In particular, the Fund’s investment strategies rely, in part, on the stabilization or improvement of the conditions in the global economy and markets generally and credit markets specifically. Absent such a recovery, it is possible that the value of the Fund’s investments will not generate expected current proceeds or appreciate as anticipated and could suffer a loss. Trends and historical events do not imply, forecast or predict future events and past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by the Adviser will prove correct, and actual events and circumstances can vary significantly.

The Fund will, from time to time, be subject to risk arising from a default by one of several large institutions that are dependent on one another to meet their liquidity or operational needs, so that a default by one institution could cause a series of defaults by the other institutions. This is sometimes referred to as “systemic risk” and could adversely affect financial intermediaries, such as clearing agencies, clearing houses, banks, securities firms and exchanges, with which the Fund interacts on a daily basis.

Market Discount Risk. Common shares of closed-end investment companies like the Fund frequently trade at a discount from their NAV. Common shares of closed-end investment companies like the Fund have traded at prices higher than their NAV during some periods and have traded at prices lower than their NAV during other periods. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV in the future. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as distribution levels and stability (which are in turn affected by expenses, regulation affecting the timing and character of Fund distributions and other factors), portfolio credit quality, liquidity, market supply and demand and similar other factors relating to the Fund’s portfolio holdings. The Fund’s market price may also be affected by general market, economic or political conditions. The common shares are designed primarily for long-term investors and should not be viewed as a vehicle for trading purposes. This risk may be

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greater for investors who sell their common shares in a relatively short period of time after completion of the initial offering. You should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Fixed-Income Instruments Risk. The Fund invests in loans and other types of fixed-income instruments and securities. Such investments will be secured, partially secured or unsecured, can be unrated and, whether or not rated, can have speculative characteristics. The market price of the Fund’s investments changes in response to changes in interest rates and other factors. Generally, when interest rates rise, the values of fixed-income instruments fall and vice versa. In typical interest rate environments, the prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed-income instruments as interest rates change. These risks are more pronounced in the current market environment of historically low interest rates. Most high yield investments pay a fixed rate of interest and are therefore vulnerable to inflation risk.

From time to time, the obligor of a fixed-income instrument will not be able or willing to pay interest or to repay principal when due in accordance with the terms of the associated agreement. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner will be affected by, among other factors, its cash flow. Commercial bank lenders could be able to contest payments to the holders of other debt obligations of the same obligor in the event of default under their commercial bank loan agreements.

Interest Rate Risk. The Fund’s investments will expose the Fund to interest rate risks, meaning that changes in prevailing market interest rates could negatively affect the value of such investments. Factors that can affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply, governmental monetary policies, international disorders and instability in U.S. and non-U.S. financial markets. The Fund expects that it will periodically experience imbalances in the interest rate sensitivities of its assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, the Adviser might not be able to manage this risk effectively.

Senior Loans Risk. Senior Loans hold the most senior position in the capital structure of a corporation, partnership or other business entity (a “Borrower”). Senior Loans in most circumstances are fully collateralized by assets of the borrower. Thus, they are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors and preferred or common stockholders. Substantial increases in interest rates could cause an increase in loan defaults as borrowers might lack resources to meet higher debt service requirements. The value of the Fund’s assets could also be affected by other uncertainties such as economic developments affecting the market for senior secured term loans or affecting borrowers generally. Moreover, the security for the Fund’s investments in secured debt might not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund might not have priority over other creditors as anticipated.

Senior Loans usually include restrictive covenants, which must be maintained by the borrower. The Fund will, from time to time, have an obligation with respect to certain senior secured term loan investments to make additional loans upon demand by the borrower. Such instruments, unlike certain bonds, usually do not have call protection. This means that such interests, although having a stated term, can be prepaid, often without penalty. The rate of such prepayments will be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Senior Loans typically are secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, the Fund will invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral could decline below the principal amount of the senior secured term loans subsequent to an investment by the Fund.

Senior Loans generally are not registered with the Securities and Exchange Commission (“SEC”), or any state securities commission and are not listed on any national securities exchange. There is less readily available or reliable information about most Senior Loans than is the case for many other types of securities, including

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securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No active trading market exists for some Senior Loans, and some Senior Loans are subject to restrictions on resale. A secondary market could be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which could impair the Fund’s ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, at times, the Fund will not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund will, from time to time, have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of Senior Loans, the Fund’s yield could be lower. See “Risk Factors — Below Investment Grade Instruments Risk.”

If legislation or government regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund will be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. See “Investment Objectives and Investment Strategies — Portfolio Composition — Senior Loans” and “Risk Factors — Senior Loans Risk.”

Credit Risk. The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund will, from time to time, invest in investments that the Adviser believes are secured by specific collateral, the value of which exceeds the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment will be released without the consent of the Fund. The Fund will, from time to time, also invest in high yield instruments and other unsecured investments, each of which involves a higher degree of risk than Senior Loans. The Fund’s right to payment and its security interest, if any, could be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments will have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment could be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable could operate, or expect to operate, at a loss or have significant variations in operating results, could require substantial additional capital to support their operations or maintain their competitive position or could otherwise have a weak financial condition or be experiencing financial distress.

Leverage Risk. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund will, from time to time, use leverage opportunistically and will choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

In October 2019, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State Street Bank and Trust Company (“State Street”). The aggregate amount of the State Street Credit Facility is $160.0 million with an accordion feature that allows the Fund to increase the size of the facility to a maximum of $225.0 million under certain circumstances. Interest on the State Street Credit Facility is paid at a rate of LIBOR + 0.75%. As of October 30, 2021, the Fund had approximately $134.0 million in outstanding borrowings under the State Street Credit Facility.

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On October 15, 2019, The Fund issued 10-year mandatory redeemable preferred shares (“MRPS”). The Fund issued 2,000,000 MRPS with a liquidation value of $50.0 million and a final redemption date of October 31, 2029.

The 1940 Act generally limits the extent to which the Fund is able to use borrowings and certain transactions that give rise to a form of leverage, including reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 and 1/3% of the Fund’s Managed Assets at the time used. In addition, the 1940 Act limits the extent to which the Fund is able issue preferred shares to 50% of the Fund’s Managed Assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, dollar rolls, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act. The Fund will “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. Alternatively, the Fund can enter into an offsetting position or own positions covering its obligations with respect to the transaction. The Fund generally will not cover an applicable derivative transaction if it does not need to do so to comply with the foregoing 1940 Act requirements and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, could represent a form of economic leverage and will create risks. The potential loss on derivative instruments can be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Use of leverage creates an opportunity for increased income and return for Common Shareholders but, at the same time, creates risks, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the common shares. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage can magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage can cause greater changes in the Fund’s NAV, which will be borne entirely by the Fund’s Common Shareholders. There can be no assurance that the Fund will use leverage or that its leveraging strategy will be successful during any period in which it is employed. The Fund will, from time to time, be subject to investment restrictions of one or more NRSROs and/or credit facility lenders as a result of its use of financial leverage. These restrictions could impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or portfolio requirements will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund will not be able to use as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

The costs of a financial leverage program (including the costs of offering preferred shares and notes) will be borne entirely by Common Shareholders and consequently will result in a reduction of the NAV of the common shares. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which includes proceeds from (and assets subject to) any credit facility, margin facility, any issuance of preferred shares or notes, any reverse repurchase agreements, dollar rolls or similar transactions. This will create a conflict of interest between the Adviser, on the one hand, and Common Shareholders, on the other hand. To monitor this potential conflict, the Board intends to periodically review the Fund’s use of leverage, including its impact on Fund performance and on the Adviser’s fees.

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The Fund can also offset derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund could perform as if it were leveraged. The Fund’s use of leverage could create the opportunity for a higher return for Common Shareholders but would also result in special risks for Common Shareholders and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the return on the common shares will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the return on the common shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. See “Risk Factors — Leverage Risk.”

Special Risk for Holders of Subscription Rights. There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares or preferred shares may trade at less favorable prices than larger offerings for similar securities.

Potential Dilution in Rights Offerings Risk. To the extent that the Fund engages in a rights offering, shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder also may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. Specifically, if the subscription price per share is below the NAV per share of the Fund’s shares on the expiration date of the rights offering, there will be an immediate dilution of the aggregate NAV of the Fund’s shares. Such dilution is not currently determinable because it is not known what proportion of the shares will be purchased as a result of such rights offering. Any such dilution will disproportionately affect shareholders who do not exercise their subscription rights. This dilution could be substantial. The amount of any decrease in NAV is not predictable because it is not known at this time what the subscription price and NAV per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of such rights offering.

There is also a risk that the Fund’s largest shareholders (record date shareholders of more than 5% of the outstanding shares of common shares of the Fund) may increase their percentage ownership in and control of the Fund through the exercise of the primary subscription and any over-subscription privilege.

Subordinated and Unsecured or Partially Secured Loans Risk. The Fund will, from time to time, invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan could have a claim on the same collateral pool as the first lien or it could be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Mezzanine Securities Risk. The Fund expects most of its mezzanine securities and other investments, if any, to be unsecured and made in companies whose capital structures have significant indebtedness ranking ahead of the investments, all or a significant portion of which could be secured. Although the securities and other investments could benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking ahead of the investments and could benefit from cross-default provisions and security over the portfolio company’s assets, some or all of such terms might not be part of particular investments. Mezzanine securities and other investments generally are subject to various risks including, without limitation: (i) a subsequent

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characterization of an investment as a “fraudulent conveyance”; (ii) the recovery as a “preference” of liens perfected or payments made on account of a debt in the 90 days before a bankruptcy filing; (iii) equitable subordination claims by other creditors; (iv) so-called “lender liability” claims by the issuer of the obligations; and (v) environmental liabilities that arise with respect to collateral securing the obligations.

Below Investment Grade Instruments Risk. The Fund will, from time to time, invest in debt securities and instruments that are rated below investment grade by recognized rating agencies or will be unrated and face ongoing uncertainties and exposure to adverse business, financial or economic conditions and the issuer’s failure to make timely interest and principal payments. Such securities and instruments are generally not exchange-traded and, as a result, trade in the over-the-counter (“OTC”) marketplace, which is less transparent than the exchange-traded marketplace. In addition, the Fund will, from time to time, invest in bonds of issuers that do not have publicly traded equity securities, making it more difficult to hedge the risks associated with such investments. The Fund’s investments in high yield instruments expose it to a substantial degree of credit risk and interest rate risk. The market for high yield securities has recently experienced periods of significant volatility and reduced liquidity. The market values of certain of these lower-rated and unrated debt investments could reflect individual corporate developments to a greater extent and tend to be more sensitive to economic conditions than those of higher-rated investments, which react primarily to fluctuations in the general level of interest rates. Companies that issue such securities are often highly leveraged and might not have available to them more traditional methods of financing. General economic recession or a major decline in the demand for products and services in which the borrower operates would likely have a materially adverse impact on the value of such securities and the ability of the issuers of such securities to repay principal and interest thereon, thereby increasing the incidence of default of such securities. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, could also decrease the value and liquidity of these high yield debt investments.

Stressed and Distressed Investments Risk. The Fund intends to invest in securities and other obligations of companies that are in significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments could result in significant returns for the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund could lose its entire investment, could be required to accept cash or securities with a value less than the Fund’s original investment and/or could be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Short Selling Risk. Short selling involves a number of risks. Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. If a security sold short increases in price, the Fund could have to cover its short position at a higher price than the short sale price, resulting in a loss. It is possible that the Fund will not be able to borrow a security that it needs to deliver, or it will not be able to close out a short position at an acceptable price and could have to sell related long positions earlier than it had expected. Thus, the Fund might not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale could fail to honor its contractual terms, causing a loss to the Fund.

Until the Fund replaces a security borrowed in connection with a short sale, it could be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the pledged collateral might also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Fund will not be able to substitute or sell the pledged collateral and could experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. It is likely that the Fund could obtain only a limited recovery or could obtain no recovery in these circumstances. Additionally, the Fund must maintain

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sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. This could limit the Fund’s investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In addition, engaging in short selling could limit the Fund’s ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage would increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. See “Risk Factors — Leverage Risk.”

In times of unusual or adverse market, economic, regulatory or political conditions, the Fund might not be able, fully or partially, to implement its short selling strategy.

Prepayment Risk. Prepayment risk occurs when a debt investment held by the Fund can be repaid in whole or in part prior to its maturity. The amount of prepayable obligations in which the Fund invests from time to time will be affected by general business conditions, market interest rates, borrowers’ financial conditions and competitive conditions among lenders. In a period of declining interest rates, borrowers are more likely to prepay investments more quickly than anticipated, reducing the yield to maturity and the average life of the relevant investment. Moreover, when the Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that the Fund purchases the relevant investment at a premium, prepayments could result in a loss to the extent of the premium paid. If the Fund buys such investments at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which could be taxable as ordinary income to Common Shareholders. In a period of rising interest rates, prepayments of investments could occur at a slower than expected rate, creating maturity extension risk. This particular risk could effectively change an investment that was considered short- or intermediate-term at the time of purchase into a longer-term investment. Because the value of longer-term investments generally fluctuates more widely in response to changes in interest rates than shorter-term investments, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an investment with prepayment features might not increase as much as that of other fixed-income instruments, and, as noted above, changes in market rates of interest could accelerate or delay prepayments and thus affect maturities.

Credit Derivatives Risk. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecasts of default risks, liquidity risk, counterparty risk, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that a credit derivative position will correlate imperfectly with the price of the asset or liability being protected. The Fund’s risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund sells protection under a credit default swap, it would collect periodic fees from the buyer and would profit if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the Fund would be required to pay an agreed upon amount to the buyer (which could be the entire notional amount of the swap) if the reference entity defaults on the reference security. Credit default swap agreements involve greater risks than if the Fund invested in the reference obligation directly.

Derivatives Risk. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments will be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; illiquidity of the derivative investments; risks arising from margin requirements; and risks arising from mispricing or valuation complexity.

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If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund could experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security.

The counterparty risk for cleared derivative transactions should generally be lower than for uncleared OTC derivatives since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Fund. Exchange trading will generally increase market transparency and liquidity but could cause the Fund to incur increased expenses. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearing house and by a clearing member could be in excess of the collateral required to be posted by the Fund to support its obligations under a similar OTC derivative transaction. However, the U.S. Commodity Futures Trading Commission (“CFTC”) and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared OTC derivative transactions which could result in the Fund and its counterparties posting higher margin amounts for uncleared OTC derivative transactions.

Certain of the derivative investments in which the Fund will invest will, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which could result in lost opportunities for gain.

OTC derivatives generally are more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets can experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets can be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract could be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it could have to sell portfolio securities to meet variation margin requirements at a time when it is disadvantageous to do so. The absence of liquidity generally would also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Fund. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty could be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund might not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives could cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative

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transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or could change availability of certain investments.

Regulation of the derivatives market presents additional risks to the Fund and may limit the ability of the Fund to use, and the availability or performance of such instruments. For instance, in October 2020, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of a registered investment company’s use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users (as defined in Rule 18f-4) and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with Rule 18f-4. Rule 18f-4 could limit the Fund’s ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect the value or performance of the Fund. Compliance with Rule 18f-4 will be required in August 2022.

The Fund’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the CFTC and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Adviser could in the future reduce the size of positions that would otherwise be taken for the Fund or not trade in certain markets on behalf of the Fund in order to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Fund. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which could result in substantial losses to the Fund. Such policies could affect the nature and extent of derivatives use by the Fund. See “Risk Factors — Derivatives Risk.”

Regulatory Risk — Regulation as a Commodity Pool. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund pursuant to Regulation 4.5 promulgated by the CFTC under the Commodity Exchange Act (the “CEA”). The Adviser will be limited in its ability to use futures or options on futures or engage in swaps transactions on behalf of the Fund as a result of claiming the exclusion. In the event the Adviser fails to qualify for the exclusion and is required to register as a “commodity pool operator,” the Adviser will become subject to additional disclosure, recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Risks related to the Fund’s Clearing Broker and Central Clearing Counterparty. The CEA and CFTC regulations require swaps and futures clearing brokers registered as “futures commission merchants” to segregate from the broker’s proprietary assets all funds and other property received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts, options on futures contracts and cleared swaps. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds and other property received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared

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swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA and CFTC regulations require a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s customers in connection with domestic futures, swaps and options contracts from any funds or other property held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Structured Products Risk. The Fund will invest cash flows in collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and credit-linked notes (collectively, “Structured Products”). Holders of Structured Products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk.

Structured Products are subject to the normal interest rate, default and other risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product or other asset-backed security in which the Fund invests. The Fund generally will have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the underlying collateral assets. Such collateral could be insufficient to meet payment obligations and the quality of the collateral might decline in value or default. Also, the class of the Structured Product could be subordinate to other classes, values could be volatile, and disputes with the issuer could produce unexpected investment results. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer term securities, the issuer could be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which could adversely affect the value of the Structured Products owned by the Fund.

Structured Products issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. If there are defaults or the Structured Product’s collateral otherwise underperforms, scheduled payments to more senior tranches take precedence over those of subordinate tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a Structured Product typically has higher ratings and lower yields than its underlying securities and could be investment grade. Despite the protection from the subordinate tranches, more senior tranches of structured products can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults as well as investor aversion to Structured Product securities as a class.

In addition to the general risks associated with debt securities discussed herein, Structured Products carry additional risks, including, but not limited to the risk that: (i) distributions from collateral securities might not be

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adequate to make interest or other payments; (ii) the collateral could default or decline in value or be downgraded, if rated by a NRSRO; (iii) the Fund is likely to invest in tranches of Structured Products that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) there will be no readily available secondary market for Structured Products; (vii) technical defaults, such as coverage test failures, could result in forced liquidation of the collateral pool; and (viii) the Structured Product’s manager could perform poorly.

Typically, Structured Products are privately offered and sold, and thus, are not registered under the securities laws and can be thinly traded or have a limited trading market. As a result, investments in Structured Products could be characterized as illiquid investments and could have limited independent pricing transparency. However, an active dealer market could exist for Structured Products that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such Structured Products could be characterized by the Fund as liquid investments.

Mortgage-Backed and Asset-Backed Securities Risk. The price paid by the Fund for asset-backed securities, including CLOs, the yield the Fund expects to receive from such securities and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities could be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments could depend on the ability of the Adviser to forecast interest rates and other economic factors correctly. These securities could have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

In addition to the risks associated with other asset-backed securities as described above, mortgage-backed securities are subject to the general risks associated with investing in real estate securities; that is, they could lose value if the value of the underlying real estate to which a pool of mortgages relates declines. In addition, mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities collateralized by subprime loans could be subject to a higher degree of credit risk and valuation risk. Additionally, such securities could be subject to a higher degree of liquidity risk, because the liquidity of such investments could vary dramatically over time.

Mortgage-backed securities can be issued by governments or their agencies and instrumentalities, such as, in the United States, Ginnie Mae, Fannie Mae and Freddie Mac. They can also be issued by private issuers but represent an interest in or are collateralized by pass-through securities issued or guaranteed by a government or one of its agencies or instrumentalities. In addition, mortgage-backed securities can be issued by private issuers and collateralized by securities without a government guarantee. Such securities typically have some form of private credit enhancement.

Pools created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. Notwithstanding that such pools can be supported by various forms of private insurance or guarantees, there can be no assurance that the private insurers or guarantors will be able to meet their obligations under the insurance policies or guarantee arrangements. From time to time, the Fund will invest in private mortgage pass-through securities without such insurance or guarantees. Any mortgage-backed securities that are issued by private issuers are likely to have some exposure to subprime loans as well as to the mortgage and credit markets generally. In addition, such securities are not subject to the underwriting requirements for the underlying mortgages that would generally apply to securities that have a government or government-sponsored entity guarantee, thereby increasing their credit risk. The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

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Repurchase Agreements Risk. Subject to its investment objectives and policies, the Fund will, from time to time, invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell the securities back to the institution at a fixed time in the future. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (i) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible lack of access to income on the underlying security during this period; and (iii) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund generally will seek to liquidate such collateral. However, the exercise of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Reverse Repurchase Agreements and Dollar Rolls Risk. The use of reverse repurchase agreements and dollar rolls involve many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements and dollar rolls generally will be invested in additional securities. There is a risk that the market value of the securities acquired in the reverse repurchase agreement or dollar roll will decline below the price of the securities that the Fund has sold but remains obligated to repurchase. In addition, there is a risk that the market value of the securities retained by the Fund will decline. If the buyer of securities under a reverse repurchase agreement or dollar roll were to file for bankruptcy or experience insolvency, the Fund could be adversely affected. Also, in entering into reverse repurchase agreements, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, due to the interest costs associated with reverse repurchase agreements and dollar roll transactions, the Fund’s NAV will decline, and, in some cases, the Fund could be worse off than if it had not used such instruments.

Swap Risk. The Fund will, from time to time, also invest in credit default swaps, total return swaps, interest rate swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and could involve commissions or other costs. When buying protection under a credit default swap, the risk of market loss with respect to the swap generally is limited to the net amount of payments that the Fund is contractually obligated to make. However, when selling protection under a swap, the risk of loss is often the notional value of the underlying asset, which can result in a loss substantially greater than the amount invested in the swap itself. As a seller, the Fund would be incurring a form of leverage. Under current SEC requirements, the Fund “covers” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

The Dodd-Frank Act and related regulatory developments ultimately will require the clearing and exchange-trading of many OTC derivative instruments that the CFTC and SEC recently defined as “swaps.” Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC determination of contracts for central clearing. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Fund’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity, and it could be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity could also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency

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exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Fund pays the counterparty a floating short-term interest rate and receives in exchange the total return of underlying loans or debt securities. The Fund bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Fund would typically have to post collateral to cover this potential obligation.

Options and Futures Risk. The Fund will, from time to time, use options and futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions can be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options can also be illiquid and, in such cases, the Fund could have difficulty closing out its position. OTC options can also include options on baskets of specific securities.

The Fund will, from time to time, purchase call and put options on specific securities and write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Fund might close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts and options involves risk of loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading can be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they could be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the

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security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security could be unable to obtain it, which could necessitate a postponed settlement and/or the fixing of cash settlement prices.

Investment Companies Risk. The Fund will, from time to time, invest in securities of exchange-traded funds (“ETFs”) and other closed-end funds. Investments in ETFs and closed-end funds are subject to a variety of risks, including all of the risks of a direct investment in the underlying securities that the ETF or closed-end fund holds. ETFs are also subject to certain additional risks, including, without limitation, the risk that their prices might not correlate perfectly with changes in the prices of the underlying securities they are designed to track, and the risk of trading in an ETF halting due to market conditions or other reasons, based on the policies of the exchange upon which the ETF trades. Shares of ETFs and closed-end funds at times trade at a premium or discount to their NAV because the supply and demand in the market for their shares at any point in time might not be identical to the supply and demand in the market for their underlying securities. Some ETFs and closed-end funds are highly leveraged and therefore would subject the Fund to the additional risks associated with leverage. See “Risk Factors — Leverage Risk.” In addition, the Fund will bear, along with other shareholders of an investment company, its pro rata portion of the investment company’s expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund’s expenses, Common Shareholders also indirectly bear similar expenses of an investment company.

Money Market Funds Risk. Money market funds may be subject to the risk that the returns will decline during periods of falling interest rates because money market funds may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below their current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the money market fund to invest in lower-yielding securities. A money market fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the portfolio manager believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by a money market fund from its investments is likely to have an adverse effect on its NAV, yield and total return.

Counterparty Risk. Certain Fund investments will be exposed to the credit risk of the counterparties with which, or the dealers, brokers and exchanges through which, the Fund deals, whether in exchange-traded or OTC transactions. The Fund will be subject to the risk of loss of Fund assets on deposit or being settled or cleared with a broker in the event of the broker’s bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Fund, the bankruptcy of an exchange clearing house or the bankruptcy of any other counterparty. In the case of any such bankruptcy, the Fund might recover, even in respect of property specifically traceable to the Fund, only a pro rata share of all property available for distribution to all of the counterparty’s customers and counterparties. Such an amount could be less than the amounts owed to the Fund. Such events would have an adverse effect on the NAV of the Fund. Certain counterparties have general custody of, or title to, the Fund’s assets (including, without limitation, the Custodian). The failure of any such counterparty could result in adverse consequences to the NAV of the Fund. See “Risk Factors — Counterparty Risk.”

Counterparty and Prime Brokerage Risk. Changes in the credit quality of the companies that serve as the Fund’s prime brokers or counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as prime brokers or counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced such entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives, swaps or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. If a prime broker or counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund could experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding; if the Fund’s claim is unsecured, the Fund will be treated as a general creditor

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of such prime broker or counterparty and will not have any claim with respect to the underlying security. It is possible that the Fund will obtain only a limited recovery or no recovery in such circumstances.

Lender Liability Risk. A number of U.S. judicial decisions have upheld judgments obtained by Borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or Common Shareholders. Because of the nature of its investments, the Fund will, from time to time, be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in other inequitable conduct to the detriment of such other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors; or (iv) uses its influence as a stockholder to dominate or control a Borrower to the detriment of other creditors of such Borrower, a court might elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser will, at times, hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Borrower Fraud; Covenant-Lite Loans; Breach of Covenant. The Fund seeks to obtain structural, covenant and other contractual protections with respect to the terms of its investments as determined appropriate under the circumstances. There can be no assurance that such attempts to provide downside protection with respect to its investments will achieve their desired effect and potential investors should regard an investment in the Fund as being speculative and having a high degree of risk. Some of the loans that the Fund originates or acquires could be “covenant-lite” loans, which possess fewer covenants that protect lenders than other loans or no such covenants whatsoever. Investments in covenant-lite loans will be particularly sensitive to certain risks associated with loan investments. The Fund can invest without limit in covenant-lite loans. Of paramount concern in originating or acquiring the financing contemplated by the Fund is the possibility of material misrepresentation or omission on the part of borrower or other credit support providers or breach of covenant by such parties. Such inaccuracy or incompleteness or breach of covenants could adversely affect the valuation of the collateral underlying the loans or the ability of the Fund to perfect or effectuate a lien on the collateral securing the loan or otherwise realize on the investment. The Fund relies upon the accuracy and completeness of representations made by borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.

Distressed Debt, Litigation, Bankruptcy and Other Proceedings. The Fund will, from time to time, be invested in debt securities and other obligations of companies that are experiencing significant financial or business distress. Investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time-consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund.

From time to time, the Adviser will make investments for the Fund in companies involved in bankruptcy proceedings. There are a number of significant risks when investing in companies involved in bankruptcy proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing could have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company might not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until it ultimately becomes effective. Certain claims, such as claims for taxes, wages and certain trade claims, could have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

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Certain investments of the Fund could be subject to federal bankruptcy law and state fraudulent transfer laws, which vary from state to state, if the debt obligations relating to such investments were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such debt obligations. If the debt is used for a buyout of shareholders, this risk is greater than if the debt proceeds are used for day-to-day operations or organic growth. If a court were to find that the issuance of the debt obligations was a fraudulent transfer or conveyance, the court could void or otherwise refuse to recognize the payment obligations under the debt obligations or the collateral supporting such obligations, further subordinate the debt obligations or the liens supporting such obligations to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the debt obligations or collateral. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund might not receive any repayment on the debt obligations.

Under certain circumstances, payments to the Fund could be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, preferential payment or similar transaction under applicable bankruptcy and insolvency laws. Furthermore, investments in restructurings could be adversely affected by statutes relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.

Under Title 11 of the United States Code, as amended (the “Bankruptcy Code”), a lender that has inappropriately exercised control of the management and policies of a company that is a debtor under the Bankruptcy Code could have its claims against the company subordinated or disallowed or could be found liable for damages suffered by parties as a result of such actions. Such claims could also be disallowed or subordinated to the claims of other creditors if the lender (e.g., the Fund) (i) is found to have engaged in other inequitable conduct resulting in harm to other parties, (ii) intentionally takes action that results in the undercapitalization of a borrower, (iii) engages in fraud with respect to, or makes misrepresentations to other creditors, or (iv) uses its influence as a shareholder to dominate or control a borrower to the detriment of other creditors of such borrower. The lender’s investment could also be re-characterized or treated as equity if it is deemed to be a contribution to capital, or if the lender attempts to control the outcome of the business affairs of a company prior to its filing under the Bankruptcy Code. While the Fund attempts to avoid taking the types of action that would lead to the subordination, disallowance and liability described above, there can be no assurance that such claims will not be asserted or that the Fund will be able successfully to defend against them.

From time to time, the Fund seeks to place its representatives on the boards of certain companies in which the Fund has invested. The Fund could also invest in companies in which KKR and/or other KKR clients or accounts will have representatives on the boards of such companies. While such representation could enable the Fund to enhance the sale value of its debt investments in a company, such involvement (and/or an equity stake by the Fund, KKR or other KKR clients or accounts in such company) could also prevent the Fund from freely disposing of its debt investments and could subject the Fund to additional liability or result in re-characterization of the Fund’s debt investments as equity. The Fund attempts to balance the advantages and disadvantages of such representation when deciding whether and how to exercise its rights with respect to such companies, but the exercise of such rights could produce adverse consequences in particular situations.

Insofar as the Fund’s portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions could provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that might or might not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) could adversely impact the Fund’s securities.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that can be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible

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securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also could have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income instrument. Generally, the amount of the premium decreases as the convertible security approaches maturity. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations. See “Risk Factors — Convertible Securities Risk.”

When-Issued Securities and Forward Commitments. From time to time, the Fund will purchase securities on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated could vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty could miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions can occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

Equity Securities Risk. From time to time, the Fund may invest in or hold common stock and other equity securities. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Prices of equity securities fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. These risks could increase fluctuations in the Fund’s NAV. If the Fund’s investments in equity securities are incidental to the Fund’s investments in loans or fixed-income instruments, the Fund frequently could possess material non-public information about a Borrower or issuer as a result of its ownership of a loan or fixed-income instrument of a Borrower or issuer. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower or issuer when it would otherwise be advantageous to do so.

U.S. Government Debt Securities Risk. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in

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the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s NAV. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund will for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. In 2008, the Federal Housing Finance Agency (“FHFA”) placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship. As conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac and the assets of Fannie Mae and Freddie Mac. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remains liable for all of its respective obligations, including guaranty obligations, associated with its mortgage-backed securities. There is no assurance that the obligations of such entities will be satisfied in full, or that such obligations will not lose value or default. Any Fund investments issued by Federal Home Loan Banks and Fannie Mae could ultimately lose value.

Non-U.S. Securities Risk. The Fund invests in securities or other instruments, including secured loans and unsecured loans, of non-U.S. issuers or Borrowers. Such investments involve certain factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital (possibly requiring government approval); expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of foreign taxes on income and gains recognized with respect to securities and other assets. The risks of investments in emerging markets (if any) including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities could trade on days when the Fund’s common shares are not priced, the Fund’s NAV could change at times when common shares cannot be sold.

Emerging Markets Risk. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities set forth above can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. Investing in securities of companies in emerging markets also entails risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments, and the repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size generally causes prices to be unduly influenced by traders who control large positions.

Foreign Currency Risk. Investments made by the Fund, and the income received by the Fund with respect to such investments, will, from time to time, be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values could adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund will incur costs in converting investment proceeds from one currency to another. The Fund will,

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from time to time, enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests are subject to risks relating to changes in currency values, as described above. If a portfolio company suffers adverse consequences as a result of such changes, the Fund could also be adversely affected as a result.

Eurozone Risk. The Fund will, from time to time, invest in European companies and companies that have operations that are affected by the Eurozone economy. For example, concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of certain countries’ sovereign debt have given rise to new concerns about sovereign defaults, following the vote by the United Kingdom (“UK”) to leave the European Union (“EU”). The outcome of this situation cannot yet be predicted. Sovereign debt defaults and EU and/or Eurozone exits, generally, could have material adverse effects on investments by the Fund in European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in the Euro and wider economic disruption in markets served by those companies, while austerity and other measures introduced in order to limit or contain these issues could themselves lead to economic contraction and resulting adverse effects for the Fund. It is possible that a number of the Fund’s securities will be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in companies in affected countries) could also have material adverse effects on the Fund.

On June 23, 2016, the UK voted, via referendum, to exit from the EU triggering political, economic and legal uncertainty. While such uncertainty most directly affects the UK and the EU, global markets suffered immediate and significant disruption. On January 31, 2020, the UK officially withdrew from the EU (commonly referred to as “Brexit”). Upon the UK’s withdrawal, the EU and the UK entered into a transitional period, which concluded on December 31, 2020. On December 30, 2020, the UK and the EU signed an agreement on the terms governing certain aspects of the EU’s and the United Kingdom’s relationship following the end of the transition period, the EU-UK Trade and Cooperation Agreement (the “TCA”). Notwithstanding the TCA, there is likely to be considerable uncertainty as to the United Kingdom’s post-transition framework, and in particular as to the arrangements which will apply to the UK’s relationships with the EU and with other countries, which is likely to continue to develop and could result in increased volatility and illiquidity and potentially lower economic growth.

Brexit could impact the Fund and its investments (and their underlying issuers) in a variety of ways, not all of which are currently readily apparent. The Fund will, from time to time, invest in portfolio companies and other issuers with significant operations and/or assets in the UK, any of which could be adversely impacted by any new legal, tax and regulatory environment. Such events could result from, among other things, increased uncertainty and volatility in financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the UK, the EU or elsewhere; and/or changes in legal and regulatory regimes to which Fund investments are or become subject.

The effects on the UK, European and global economies of the exit of the UK (and/or other EU members) from the EU, or the exit of other EU members from the European monetary area and/or the redenomination of financial instruments from the Euro to a different currency, are difficult to predict and to protect fully against. Many of the foregoing risks are outside of the control of the Fund and the Adviser. These risks could affect the Fund, the Adviser and other service providers given economic, political and regulatory uncertainty created by the British exit from the EU.

European Market Infrastructure Regulation. The Fund may enter into OTC derivative contracts for hedging purposes. European Market Infrastructure Regulation (“EMIR”) establishes certain requirements for OTC derivatives contracts, including mandatory clearing obligations, bilateral risk management requirements and reporting requirements. Although not all the regulatory technical standards specifying the risk management procedures, including the levels and type of collateral and segregation arrangements, required to give effect to EMIR have been finalized and it is therefore not possible to be definitive, investors should be aware that certain provisions of EMIR impose obligations on the Fund in relation to its transaction of OTC derivative contracts.

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LIBOR Replacement Risk. Certain instruments in which the Fund invests pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or are subject to interest caps or floors based on LIBOR. The Fund and/or certain issuers of instruments in which the Fund invests also will obtain financing at floating rates based on LIBOR. Certain derivative instruments utilized by the Fund and/or issuers of instruments in which the Fund invests also reference LIBOR. It is possible that the Fund will also utilize leverage or borrowings primarily based on LIBOR. As a result, LIBOR may be relevant to, and directly affect, the Fund’s performance.

In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator or no longer be representative immediately after December 31, 2021, in the case of all Sterling, Euro, Swiss Franc and Yen LIBOR settings, and 1-week and 2-month USD LIBOR settings, or immediately after June 30, 2023, in the case of overnight and 1-, 3-, 6-, and 12-month U.S.-dollar LIBOR settings. Abandonment of or modifications to LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such provisions, and there is significant uncertainty regarding the effectiveness of any such alternative methodologies. Abandonment of or modifications to LIBOR could lead to significant short-term and long-term uncertainty and market instability. In connection with supervisory guidance from regulators, some regulated entities will cease to enter into certain new LIBOR contracts after January 1, 2022. Some structured finance investments are tied to relatively new and developing reference rates, such as the Secured Overnight Financing Rate (“SOFR”) or other reference rates based on SOFR. These relatively new and developing rates may behave differently than LIBOR would have or may not match the reference rate applicable to the underlying assets related to these investments. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, issuers of instruments in which the Fund invests and financial markets generally. These developments could negatively impact financial markets in general and present heightened risks, including with respect to the Fund’s investments. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.

Legal and Regulatory Risk. Legal and regulatory changes could occur that would materially adversely affect the Fund. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as the Fund has undergone substantial change in recent years, and such change could continue.

The Dodd-Frank Act contains changes to the existing regulatory structure in the United States and is intended to establish rigorous oversight standards to protect the U.S. economy and American consumers, investors and businesses, including provisions that would significantly alter the regulation of commodity interests and comprehensively regulate the OTC derivatives markets for the first time in the United States. The Dodd-Frank Act and the rules that have been or will be promulgated thereunder by relevant regulators could negatively impact the ability of the Fund to meet its investment objectives either through limits or requirements imposed on it or upon its counterparties. The implementation of the Dodd-Frank Act will occur over a period of time, and it is unknown in what form, when and in what order significant regulatory initiatives will be implemented or the impact any such implemented regulations will have on the Fund, the markets or instruments in which the Fund invests or the counterparties with which the Fund conducts business. The effect of the Dodd-Frank Act or other regulatory change on the Fund, while impossible to predict, could be substantial, adverse and potentially limit or completely restrict the ability of the Fund to use derivative instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. In addition, the practice of short selling has been the subject of numerous temporary restrictions, and similar restrictions could be promulgated at any time. Such restrictions could adversely affect the returns of the Fund.

In Europe, the Financial Stability Board, which monitors and makes recommendations about the global financial system, issued a report in October 2011 that recommended strengthening oversight and regulation of the so-called “shadow banking” system in Europe, broadly described as credit intermediation involving entities and activities outside the regular banking system. The report outlined initial steps to define the scope of the shadow banking system and proposed general governing principles for a monitoring and regulatory framework. While at this stage it is difficult to predict the scope of any new regulations, if such regulations were to extend the

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regulatory and supervisory requirements, such as capital and liquidity standards, currently applicable to banks, or the Fund was considered to be engaged in “shadow banking,” the regulatory and operating costs associated therewith could adversely impact the implementation of the Fund’s investment strategy and returns and could become prohibitive.

OFAC and FCPA Considerations. Economic sanction laws in the United States and other jurisdictions may prohibit the Adviser, its affiliates or the Fund from transacting with certain countries, individuals and companies. In the United States, the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) administers and enforces laws, executive orders and regulations establishing U.S. economic and trade sanctions, which prohibit, among other things, transactions with, and the provision of services to, certain non-U.S. countries, territories, entities and individuals. These types of sanctions may significantly restrict or completely prohibit investment activities in certain jurisdictions, and if the Fund, its portfolio companies or other issuers in which it invests were to violate any such laws or regulations, it may face significant legal and monetary penalties.

The U.S. Foreign Corrupt Practices Act (“FCPA”) and other anti-corruption laws and regulations, as well as anti-boycott regulations, may also apply to and restrict the activities of the Fund, their portfolio companies and other issuers of their investments. If an issuer or the Fund were to violate any such laws or regulations, such issuer or the Fund may face significant legal and monetary penalties. The U.S. government has indicated that it is particularly focused on FCPA enforcement, which may increase the risk that an issuer or the Fund becomes the subject of such actual or threatened enforcement. In addition, certain commentators have suggested that private investment firms and the funds that they manage, such as the Fund, may face increased scrutiny and/or liability with respect to the activities of their underlying portfolio companies. As such, a violation of the FCPA or other applicable regulations by the Fund or an issuer of the Fund’s portfolio investments could have a material adverse effect on the Fund. The Adviser and its affiliates and the Fund are committed to complying with the FCPA and other anti-corruption laws and regulations, as well as anti-boycott regulations, to which they are subject. As a result, the Fund may be adversely affected because of its unwillingness to enter into transactions that violate any such laws or regulations.

Event Driven Investing. The Fund will, from time to time, invest in companies in expectation of a specific event or catalyst, which could be external (e.g., a macro event impacting relevant markets) or an event that is idiosyncratic to the company (e.g., a future capital markets event). Such event-driven investing requires the investor to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of the Fund’s investment in the relevant company. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies or completion of asset dispositions or debt reduction programs by a company might not be valued as highly by the market as the Adviser had anticipated, resulting in losses. In addition, a company could announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors. In liquidations and other forms of corporate reorganization, the risk exists that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the investment in respect of which such distribution was made. See “Risk Factors — Event Driven Investing.”

Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for loans or fixed-income instruments to trade. Loans and fixed-income instruments generally trade on an OTC market which could be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of loans or fixed-income instruments generally carries more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes could lead to inaccurate asset pricing. In addition, other market participants value securities differently than the Fund. As a result, the Fund will, from time to time, be subject to the risk that when a loan or fixed-income instrument is sold in the market, the amount received by the Fund is less than the value of such loans or fixed-income instruments carried on the Fund’s books. See “Risk Factors — Valuation Risk.”

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Liquidity Risk. The Fund intends to invest without limit in securities that, at the time of investment, are illiquid. The Fund, from time to time, also invests in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities can be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which could adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets, and the Adviser’s judgment will play a greater role in the valuation process. Investment of the Fund’s assets in illiquid and restricted securities could restrict the Fund’s ability to take advantage of market opportunities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, could have to cause such security to be registered. A considerable period could elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

Some loans and fixed-income instruments are not readily marketable and could be subject to restrictions on resale. Loans and fixed-income instruments might not be listed on any national securities exchange and no active trading market might exist for certain of the loans and fixed-income instruments in which the Fund invests. Where a secondary market exists, the market for some loans and fixed-income instruments could be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, events occurring subsequent to an investment by the Fund, including, for example, withdrawals, changes in market, political or other relevant circumstances, could cause some loans and fixed-income instruments that were liquid at the time of acquisition to become illiquid or otherwise cause the Fund’s concentration in illiquid investments to increase. See “Risk Factors — Liquidity Risk.”

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on the common shares can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to Common Shareholders.

Deflation risk is the risk that prices throughout the economy decline over time — the opposite of inflation. Deflation could have an adverse effect on the creditworthiness of issuers and could make issuer defaults more likely, which could result in a decline in the value of the Fund’s portfolio. See “Risk Factors — Inflation/Deflation Risk.”

Conflicts of Interest Risk. The Adviser will experience conflicts of interest in connection with the management of the Fund, relating to the allocation of the Adviser’s time and resources between the Fund and other investment activities; the allocation of investment opportunities by the Adviser and its affiliates; compensation to the Adviser; services provided by the Adviser and its affiliates to issuers in which the Fund invests; investments by the Fund and other clients of the Adviser, subject to the limitations of the 1940 Act; the formation of additional investment funds by the Adviser; differing recommendations given by the Adviser to the Fund versus other clients; and the Adviser’s use of information gained from issuers in the Fund’s portfolio to aid investments by other clients, subject to applicable law.

In addition, the Adviser’s investment professionals will, from time to time, acquire confidential or material, non-public information concerning an entity in which the Fund has invested, or propose to invest, and the possession of such information generally will limit the Adviser’s ability to buy or sell particular securities of such entity on behalf of the Fund, thereby limiting the investment opportunities or exit strategies available to the Fund. In addition, holdings in the securities of an issuer by the Adviser or its affiliates will affect the ability of the Fund to make certain acquisitions of, or enter into certain transactions with, such issuer. From time to time, broker-dealers

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and investment advisers affiliated with the Adviser will also acquire confidential or material non-public information concerning entities in which the Fund has invested or proposes to invest, which could restrict the Adviser’s ability to buy or sell (or otherwise transact in) securities of such entities, thus limiting investment opportunities or exit strategies available to the Fund. See “Risk Factors — Conflicts of Interest Risk.”

Uncertain Tax Treatment. The Fund will, from time to time, invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund will cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions can be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other matters are be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Complex Transactions/Contingent Liabilities/Guarantees and Indemnities. The Adviser pursues certain complex investment opportunities for the Fund, which could involve substantial business, regulatory or legal complexity. Such complexity presents risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities. Additionally, in connection with certain transactions, the Fund is required to make representations about the business and financial affairs of a portfolio company, provide guarantees in respect of payments by portfolio companies and other third parties and provide indemnities against losses caused by portfolio companies and other third parties. The Fund will, from time to time, also be required to indemnify the purchasers of such investment to the extent that any such representations are inaccurate. These arrangements could result in the incurrence of contingent liabilities by the Fund, even after the disposition of an investment and ultimately in material losses. See “Risk Factors — Complex Transactions/Contingent Liabilities/Guarantees and Indemnities.”

Availability of Investment Opportunities; Competition. The activity of identifying, completing and realizing the types of investment opportunities targeted by the Adviser for the Fund is highly competitive and involves a significant degree of uncertainty.

The Fund competes for investment opportunities with other investment companies and private investment vehicles, as well as the public debt markets, individuals and financial institutions, including investment banks, commercial banks and insurance companies, business development companies, strategic industry acquirers, hedge funds and other institutional investors, investing directly or through affiliates. Over the past several years, a number of such investment vehicles have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives could be formed in the future by other unrelated parties. It is possible that competition for appropriate investment opportunities could increase, thus reducing the number of opportunities available to the Fund. Such supply-side competition could adversely affect the terms upon which investments can be made by the Fund. Moreover, transaction sponsors unaffiliated with the Fund or KKR could be reluctant to present investment opportunities to the Fund because of its affiliation with KKR. There can be no assurance that the Adviser will be able to locate and complete investments which satisfy the Fund’s primary investment objectives or to realize upon their values. See “Risk Factors — Availability of Investment Opportunities; Competition.”

Dependence on Key Personnel Risk. The Adviser depends on the efforts, skills, reputations and business contacts of its key personnel, the information and deal flow they and others generate during the normal course of their activities and the synergies among the diverse fields of expertise and knowledge held by the Adviser’s professionals. The loss of the services of any of them could have a material adverse effect on the Fund and could harm the Adviser’s ability to manage the Fund.

The Adviser’s principals and other key personnel possess substantial experience and expertise and have strong business relationships with members of the business community. The loss of these personnel could jeopardize

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the Adviser’s relationships with members of the business community and could result in fewer investment opportunities for the Fund. For example, if any of the Adviser’s principals were to join or form a competing firm, the Fund’s results and financial condition could suffer. See “Risk Factors — Dependence on Key Personnel Risk.”

Material Risks of Significant Methods of Analysis. The Adviser seeks to conduct reasonable and appropriate due diligence based on the facts and circumstances applicable to each investment. When conducting due diligence and making an assessment regarding an investment for the Fund, the Adviser relies on available resources, including information provided by the target of the investment and, in some circumstances, third-party investigations. As a result, the due diligence process can at times be subjective with respect to companies for which only limited information is available. Accordingly, the Adviser cannot be certain that due diligence investigations with respect to any investment opportunity for the Fund will reveal or highlight all relevant facts (including fraud) that could be necessary or helpful in evaluating such investment opportunity, or that its due diligence investigations will result in investments for the Fund being successful. There can be no assurance that the projected results of an investment opportunity will be achieved for the Fund, and actual results could vary significantly from the projections. General economic, natural, and other conditions, which are not predictable, can have an adverse impact on the reliability of such projections. Assumptions or projections about asset lives; the stability, growth, or predictability of costs; demand; or revenues generated by an investment or other factors associated therewith could, due to various risks and uncertainties including those described herein, differ materially from actual results. See “Risk Factors — Material Risks of Significant Methods of Analysis.”

Market Developments. Periods of market volatility remain, and could continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. Instability in the credit markets could make it more difficult for a number of issuers of debt securities to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt securities could be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue.

For example, certain Borrowers could, due to macroeconomic conditions, be unable to repay secured loans. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the secured loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the Borrower’s ability to meet its obligations under its debt securities. The Fund will, from time to time, incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. In addition, if one of the Borrowers were to commence bankruptcy proceedings, even though the Fund will have structured its interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize the Fund’s debt holding and subordinate all or a portion of its claim to that of other creditors. Adverse economic conditions also could decrease the value of collateral securing some of the Fund’s loans and the value of its equity investments. A recession could lead to financial losses in our portfolio and a decrease in revenues, net income and the value of the Fund’s assets.

These developments could increase the volatility of the value of securities owned by the Fund. These developments also could make it more difficult for the Fund to accurately value its securities or to sell its securities on a timely basis. These developments could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the holders of common shares. These developments also could adversely affect the broader economy, which in turn could adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, leading to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the NAV and market price of the Fund’s common shares. See “Risk Factors — Market Developments.”

Market Disruptions from Natural Disasters or Geopolitical Risks. Political instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, the ongoing epidemics of infectious diseases in certain parts of the world, terrorist attacks in the United States and around the world, natural disasters, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the EU (such as the UK) or the European Economic and Monetary Union, among

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others, could result in market volatility, could have long term effects on the United States and worldwide financial markets, and could cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of natural disasters or geopolitical events in the future on the economy and securities markets. See “Risk Factors — Market Disruption from Natural Disasters or Geopolitical Risks.”

Government Intervention in the Financial Markets. During the global financial crisis, the U.S. government took a number of actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. The U.S. government has taken certain similar actions during the COVID-19 outbreak. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations could take additional actions that affect the regulation of the securities or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable. Borrowers under secured loans held by the Fund could seek protection under the bankruptcy laws. Legislation or regulation could also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Adviser monitors developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so. See “Risk Factors — Government Intervention in the Financial Markets.”

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate could vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover could result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. A high portfolio turnover could increase the Fund’s current and accumulated earnings and profits, resulting in a greater portion of the Fund’s distributions being treated as a dividend to the Fund’s Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See “Investment Objectives and Investment Strategies — Investment Policies — Portfolio Turnover” and “Material U.S. Federal Income Tax Considerations.”

Anti-Takeover Provisions. The Fund’s Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at NAV. See “Risk Factors — Anti-Takeover Provisions.”

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Risks Relating to Fund’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to regulated investment companies (“RICs”) and their shareholders under the Internal Revenue Code (the “Code”), the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies. The Fund must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter could result in the Fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times and could result in substantial losses to the Fund. In addition, in order to be eligible for the special tax treatment accorded RICs, the Fund must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year at least 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital

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losses, if any) and its net tax-exempt income (if any) to its shareholders. If the Fund fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Fund and its Common Shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC.

RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Fund’s investments require the Fund to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Fund invests in loans and other debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Because the Fund will, from time to time, be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Fund will have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes in such circumstances. Accordingly, the Fund will, from time to time, be required to sell assets, including at potentially disadvantageous times or prices, borrow, raise additional equity capital, make taxable distributions of its common shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Fund liquidates assets to raise cash, the Fund will, from time to time, realize gain or loss on such liquidations; in the event the Fund realizes net capital gains from such liquidation transactions, its Common Shareholders could receive larger capital gain distributions than they would in the absence of such transactions.

Cybersecurity. Increased reliance on internet-based programs and applications to conduct transactions and store data creates growing operational and security risks. Targeted cyber-attacks or accidental events can lead to breaches in computer and data systems security, and subsequent unauthorized access to sensitive transactional and personal information held or maintained by KKR, its affiliates, and third-party service providers or counterparties. Any breaches that occur could result in a failure to maintain the security, confidentiality, or privacy of sensitive data, including personal information relating to investors and the beneficial owners of investors, and could lead to theft, data corruption, or overall disruption in operational systems. Criminals could use data taken in breaches in identity theft, obtaining loans or payments under false identities and other crimes that have the potential to affect the value of assets in which the Fund invests. These risks have the potential to disrupt KKR’s ability to engage in transactions, cause direct financial loss and reputational damage or lead to violations of applicable laws related to data and privacy protection and consumer protection. Cybersecurity risks also necessitate ongoing prevention and compliance costs.

Misconduct of Employees and of Third-Party Service Providers. Misconduct by employees of the Adviser or by third-party service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized investment activities or concealing unsuccessful investment activities (which, in either case, may result in unknown and unmanaged risks or losses). Losses could also result from actions by third-party service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and third-party service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Fund’s business prospects or future marketing activities. No assurances can be given that the due diligence performed by the Adviser will identify or prevent any such misconduct.

LEVERAGE

The Fund may utilize financial leverage for investment purposes (i.e., to purchase additional portfolio securities consistent with the Fund’s investment objectives and strategies). Although the Fund may use leverage as discussed below, there can be no assurance that the Fund will utilize financial leverage or that, if utilized, the Fund will be successful during any period in which leverage is employed. Generally speaking, if the Fund can invest the proceeds from financial leverage in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the Common Shareholders would have a net benefit. In October 2019, the Fund entered into a credit agreement (the “State Street Credit Facility”) with State

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Street Bank and Trust Company (“State Street”). The aggregate amount of the State Street Credit Facility is $160.0 million with an accordion feature that allows the Fund to increase the size of the facility to a maximum of $225.0 million under certain circumstances. Interest on the State Street Credit Facility is paid at a rate of LIBOR + 0.75%. As of October 30, 2021, the Fund had approximately $134.0 million in outstanding borrowings under the State Street Credit Facility.

On October 15, 2019, The Fund issued 10-year mandatory redeemable preferred shares (“MRPS”). The Fund issued 2,000,000 MRPS with a liquidation value of $50.0 million and a final redemption date of October 31, 2029. The Fund makes quarterly dividend payments at an annual dividend rate of 3.81%.

The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. The Fund may add financial leverage to its portfolio representing up to approximately 33 1/3% of the Fund’s Managed Assets (including the assets subject to, and obtained with the proceeds of, the leveraging activity). In the future, the Fund may use forms of leverage other than and/or in addition to a credit facility. The Fund’s use of financial leverage up to the maximum level permitted under the 1940 Act is not a fundamental policy of the Fund and may be changed without notice to the Fund’s Common Shareholders. The Fund may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Fund’s assessment of market conditions and the investment environment.

Under the 1940 Act, the Fund generally may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. With respect to asset coverage for preferred shares, under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the NAV of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s Managed Assets (less the Fund’s obligations under senior securities representing indebtedness)). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such distribution, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If the Fund uses a combination of borrowing (including notes and other securities representing indebtedness) and issuing preferred shares, the maximum asset coverage required would be between 300% and 200% depending on the relative amounts of borrowings and preferred shares.

Leverage creates risks for holders of the common shares, including the likelihood of greater volatility in the NAV and market price of, and distributions on, the common shares. There is a risk that fluctuations in the distribution rates on any outstanding preferred shares or notes may adversely affect the return to the holders of the common shares. If the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. The Fund in its reasonable judgment nevertheless may determine to maintain the Fund’s leveraged position if it deems such action to be appropriate in the circumstances.

Changes in the value of the Fund’s investment portfolio (including investments bought with the proceeds of leverage) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per common share to a greater extent than if the Fund were not leveraged. The use of leverage by the Fund may magnify the Fund’s losses when there is a decrease in the value of a Fund investment and even totally eliminate the Fund’s equity in its portfolio or a Common Shareholder’s equity in the Fund. During periods in which the Fund is using leverage, the fees paid by the Fund for investment advisory services will be higher than if the Fund did not use leverage because the investment advisory fees paid will be calculated on the basis of the Fund’s Managed Assets, which

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include proceeds from leverage. If preferred shares are used, holders of preferred shares will have rights to elect a minimum of two trustees. This voting power may negatively affect Common Shareholders, and the interests of holders of preferred shares may otherwise differ from the interests of Common Shareholders. Any trustees elected by preferred shareholders will represent both Common Shareholders and holders of preferred shares. Such trustees may have a conflict of interest when the interests of Common Shareholders differ from those of holders of preferred shares.

Capital raised through leverage will be subject to distribution and/or interest payments, which may exceed the income and appreciation on the assets purchased. The issuance of preferred shares or notes involves offering expenses and other costs and may limit the Fund’s freedom to pay distributions on common shares or to engage in other activities. All costs of offering and servicing any of the leverage methods the Fund may use will be borne entirely by the Fund’s Common Shareholders. The interests of persons with whom the Fund enters into leverage arrangements (such as bank lenders, note holders and preferred shareholders) will not necessarily be aligned with the interests of the Fund’s Common Shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s Common Shareholders. Leverage creates an opportunity for a greater return per common share, but at the same time it is a speculative technique that will increase the Fund’s exposure to capital risk.

In connection with a credit facility, any lender may impose specific restrictions as a condition to borrowing. The credit facility fees may include, among other things, up front structuring fees and ongoing commitment fees (including fees on amounts undrawn on the facility) in addition to the traditional interest expense on amounts borrowed. The credit facility may involve a lien on the Fund’s assets. Similarly, to the extent the Fund issues preferred shares or notes, the Fund currently intends to seek an AAA or equivalent credit rating from one or more NRSROs on any preferred shares or notes it issues and the Fund may be subject to fees, covenants and investment restrictions required by the NRSRO as a result. Such covenants and restrictions imposed by a NRSRO or lender may include asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or restrictions will significantly impede the Adviser in managing the Fund’s portfolio in accordance with its investment objectives and policies. Nonetheless, if these covenants or guidelines are more restrictive than those imposed by the 1940 Act, the Fund may not be able to utilize as much leverage as it otherwise could have, which could reduce the Fund’s investment returns. In addition, the Fund expects that any notes it issues or credit facility it enters into would contain covenants that, among other things, may impose geographic exposure limitations, credit quality minimums, liquidity minimums, concentration limitations and currency hedging requirements on the Fund. These covenants would also likely limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change fundamental investment policies and engage in certain transactions, including mergers and consolidations. Such restrictions could cause the Adviser to make different investment decisions than if there were no such restrictions and could limit the ability of the Board and Common Shareholders to change fundamental investment policies.

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to “cover” its derivative positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. When the Fund is a seller of a credit default swap, the Fund will segregate assets to cover the full notional value of any obligation under the credit default swap. The Fund may not cover an applicable derivative transaction if it does not need to do so to comply with the 1940 Act limitations on the issuance of senior securities and, in the view of the Adviser, the assets that would have been used to cover could be better used for a different purpose. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. The potential loss on derivative instruments may be substantial relative to the initial investment therein. In addition, these segregation and coverage requirements

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could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions. However, as noted above, in connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments, as discussed herein, effective at the time that the Fund complies with Rule 18f-4.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed. Any leveraging of the common shares cannot be achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Effects of Leverage

Assuming the utilization of leverage through a combination of borrowings and the issuance of preferred stock by the Fund in the aggregate amount of approximately 35.0% of the Fund’s Managed Assets, at a combined interest or payment rate of 1.69% payable on such leverage, the return generated by the Fund’s portfolio (net of estimated non-leverage expenses) must exceed 0.91% in order to cover such interest or payment rates and other expenses specifically related to leverage. These numbers are merely estimates used for illustration. Actual interest or payment rates on the leverage utilized by the Fund will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio net of expenses) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(16.30)%	(8.61)%	(0.91)%	6.78%	14.48%

Common Share Total Return is composed of two elements: the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying interest or other payments on its leverage) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the interest it receives on its investments is entirely offset by losses in the value of those investments. Figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1.

Issue senior securities or borrow money, except the Fund may issue senior securities and/or borrow money (including through reverse repurchase agreements and dollar rolls) to the extent permitted by the

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1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. The Fund does not have an investment policy limiting the amount of leverage that may be obtained through the use of covered reverse repurchase agreements.

2.

Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of loans or portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.

Invest in any security if as a result of such investment, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers), or (b) as otherwise provided by the 1940 Act, as amended from time to time, and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time. For purposes of this restriction, in the case of investments in loan participations between the Fund and a bank or other lending institution participating out the loan, the Fund will treat both the lending bank or other lending institution and the borrower as “issuers.” For purposes of this restriction, an investment in a repurchase agreement, reverse repurchase agreement, collateralized loan obligation, collateralized bond obligation, collateralized debt obligation or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

4.

Purchase or sell real estate, except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities and/or other instruments of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities and/or other instruments that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities and/or other instruments, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and/or other instruments and (f) as otherwise permitted by the 1940 Act, as amended from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

5.

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial or derivative instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

6.

Make loans of money or property to any person, except (a) to the extent that securities, instruments, credit obligations or interests (including Senior Loans) in which the Fund may invest, or which the Fund may originate, are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by the 1940 Act, as amended from time to time, the rules and regulation promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

Thus, with respect to the foregoing restrictions 1 and 3, the Fund currently may not:

1.	Issue senior securities or borrow money, except as permitted by the 1940 Act and the rules and regulations thereunder. Currently, the 1940 Act and the rules and regulations thereunder generally limit

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the extent to which the Fund may utilize borrowings and “uncovered” reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions, together with any other senior securities representing indebtedness, to 33 and 1/3% of the Fund’s Managed Assets at the time utilized. In addition, the 1940 Act limits the extent to which the Fund may issue preferred shares to 50% of the Fund’s Managed Assets (less the Fund’s obligations under senior securities representing indebtedness). “Covered” reverse repurchase agreements, swaps, futures and forward contracts, options and other derivative transactions will not be counted against the foregoing limits under the 1940 Act, but the assets used to “cover” may not be counted as part of the Fund’s total assets for purposes of the 33 and 1/3% and 50% limits. Any such transaction that is contractually required to cash-settle will be considered “covered” if the Fund segregates an amount of cash and/or liquid securities equal to the Fund’s obligations under such transaction (or segregates such other amounts as may be permitted by the 1940 Act or SEC guidance from time to time) or enters into an offsetting position or owns positions covering its obligations with respect to the transaction; otherwise, this transaction; will be considered “uncovered.”

2.

Invest in any security if, as a result 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions (however, not including private purpose industrial development bonds issued on behalf of non-government issuers). (For the avoidance of doubt, the Fund’s investments in private purpose industrial development bonds issued on behalf of non-government issuers will be subject to restriction 3).

The latter part of certain of the Fund’s fundamental investment restrictions (i.e., the references to “as may otherwise be permitted by the 1940 Act, as amended from time to time and as modified or supplemented from time to time by (i) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, and (ii) any exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund’s Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

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Dividend Reinvestment Plan (Unaudited)

Pursuant to the Dividend Reinvestment Plan (the “DRIP”), income dividends and/or capital gain distributions to Common Shareholders will automatically be reinvested in additional Common Shares of the Fund by the Plan Administrator. A Common Shareholder may terminate participation in the DRIP at any time by notifying the DRIP Administrator before the record date of the next distribution through the Internet, by telephone or in writing.

1.

The Plan Administrator will open an account for each holder of Common Shares under the Plan in the same name in which such holder of Common Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and Participants will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere.

2.

If, on the payment date for any Dividend, the closing market price plus estimated per share fees (which include any brokerage commissions the Plan Administrator is required to pay) is equal to or greater than the net asset value (“NAV”) per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the Participants. The number of Newly Issued Common Shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus per share fees, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

3.

The Plan Administrator maintains all Participants’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Common Shares in the account of each Participant will be held by the Plan Administrator on behalf of the Participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to Participants and vote proxies for Common Shares held under the Plan in accordance with the instructions of the Participants.

4.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

Income Opportunities Fund	October 31, 2021

5.

There will be no charges with respect to Common Shares issued directly by the Fund. However, each Participant will pay a per Common Share fee incurred in connection with Open Market Purchases. The automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Participants that request a sale of Common Shares through the Plan Administrator will be subject to a sales fee for Common Shares sold. All per Common Share fees include any applicable brokerage commissions the Plan Administrator is required to pay.

6.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to Participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the Participants.

7.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, U.S. Bancorp Fund Services, LLC, in writing to 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Income Opportunities Fund	October 31, 2021

Additional Information

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2021, certain dividends paid by the Fund may be subject to a maximum rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended October 31, 2021 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended October 31, 2021 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended October 31, 2021 was 88.4%.

Pursuant to Section 853 of the Internal Revenue Code, the Fund did not designate any amounts as foreign taxes paid for the fiscal year ended October 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Income Opportunities Fund	October 31, 2021

Approval of Investment Advisory Agreement

Background

At a meeting of the Board of KKR Income Opportunities Fund (the “Fund”) held on June 24, 2021 (the “Meeting”), the members of the Board, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended, considered and unanimously approved the continuance of the investment advisory agreement (the “Investment Advisory Agreement”) between KKR Credit Advisors (US) LLC (the “Adviser”) and the Fund.

Prior to the Meeting, the Independent Trustees received a memorandum from their independent legal counsel concerning the duties and responsibilities of board members in considering approval of the Investment Advisory Agreement. The Board had also received and considered materials it deemed reasonably necessary for its review of the Investment Advisory Agreement, including materials and reports prepared by the Adviser and a third party service provider comparing fee, expense and performance information to a collection of registered closed-end funds believed by the Adviser to have comparable investment objectives and strategies as well as to a peer group of registered closed-end funds in the most similar Morningstar categories (collectively, the “Peer Funds”).

The Independent Trustees discussed with management and separately with their independent legal counsel the materials provided by management prior to the scheduled board meeting.

In its consideration of the approval of the Investment Advisory Agreement, the Board considered various factors, including the following:

Nature, Extent and Quality of Services

In considering the nature, extent and quality of services provided by the Adviser, the Board relied on their ongoing experience as Trustees of the Fund as well as on the materials provided at and prior to the Meeting. The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the Investment Advisory Agreement, including portfolio management, investment research and overseeing portfolio transactions. It was further noted that the Adviser coordinates and oversees the provision of services provided to the Fund by other service providers.

The Board reviewed and considered the qualifications, background and experience of the investment team and other key personnel of the Adviser who provide advisory and non-advisory services to the Fund. The Board also considered the resources, operations and practices of the Adviser both generally and in managing the Fund’s portfolio, noting that the Adviser’s assets under management have increased and the Adviser has hired additional investment professionals. The Board noted the Adviser’s extensive experience in managing portfolios of loans and fixed income securities, knowledge of loan and fixed income markets, and analytical and risk management capabilities. The Board determined that the nature and extent of services provided by the Adviser to the Fund were appropriate and that the Fund should continue to benefit from the nature, extent and quality of these services as a result of the Adviser’s experience, personnel, operations and resources.

Performance, Fees and Expenses of the Fund

The Board considered the performance of the Fund for the one-year, three-year, five-year and since inception periods (as of December 31, 2020) under the management of the Adviser on an absolute basis and in comparison to the Peer Funds. The Board also considered the Adviser’s rationale for including certain funds among the Peer Funds for purposes of comparison, as well as the reasons why the Adviser believes that the Fund’s particular Morningstar category generates an imprecise comparison. The Adviser also discussed with the Board the key contributors and detractors to the Fund’s performance during the period.

The Board then discussed with the Adviser the Fund’s fees and expenses relative to the Peer Funds and other accounts advised by the Adviser. The Board noted that the Fund’s advisory fee is generally comparable to the fees

Income Opportunities Fund	October 31, 2021

charged by the Adviser or its affiliates to other clients for which it provides comparable services or uses overlapping portfolio management team members. The Board further noted that the Fund’s advisory fee was higher than the median of the Peer Funds in its Morningstar category. The Board also took into account the impact of leverage on the advisory fee paid by the Fund. In addition to the advisory fee, the Board also reviewed the Fund’s total expense ratio and observed that the Fund’s net expense ratio was generally in line with that of comparable closed-end funds that employ a complex investment strategy with similar characteristics as the Fund. Following its review, in light of the extent and high quality of services that the Fund receives, the Board determined that the Fund’s performance under the management of the Adviser was satisfactory and that the Fund’s fees and expenses were reasonable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how it relates to the structure of the Fund’s advisory fee schedule, which does not include breakpoints. The Board considered that the Fund is a closed-end fund and thus not expected to have regular inflows of capital and that growth would only be achieved through market appreciation or new issuances, such as the recent preferred shares offering and any future offerings.

Profitability of the Adviser and Affiliates

The Board considered the profitability to the Adviser of its relationship with the Fund. The Board had been provided information concerning costs incurred and profits realized by the Adviser under the Investment Advisory Agreement. The Adviser discussed its cost allocation methodology and the reasons why the Adviser believed it to be reasonable. The Board also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Investment Advisory Agreement. After discussion and analysis, the Board concluded that the profitability was in no case such as to render the advisory fee excessive.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund. Based on information provided by and discussions with the Adviser, the Board concluded that these benefits did not appear to be material at the present time.

Resources of the Adviser and Relationship with the Fund

The Board considered the financial circumstances of the Adviser and whether the Adviser has the resources necessary to perform its obligations under the Investment Advisory Agreement. The Board noted that the Adviser’s assets under management have increased as a result of the strategic transaction with Global Atlantic Financial Group Limited in February of 2021. The Board also reviewed and considered the relationship between the Fund and the Adviser, including the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Investment Advisory Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser demonstrates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that the advisory fee was reasonable in light of the services provided by the Adviser and it would be in the best interests of the Fund and its shareholders to approve renewal of the Investment Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees and their counsel present. Individual Board members may have ascribed different weights to these factors in their individual considerations in reaching their unanimous decision to approve the renewal of the Investment Advisory Agreement.

Income Opportunities Fund	October 31, 2021

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (212) 750-8300 if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

When you are no longer an investor with us, we continue to share your information as described in this notice.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

Income Opportunities Fund	October 31, 2021

•	For the everyday business purposes of affiliates: KKR does not share personal information, including information about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(a)(2) Tobin V. Levy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Deloitte & Touche LLP billed the Fund aggregate fees for services rendered to the Fund for the fiscal years as follows:

	FYE 10/31/2021	FYE 10/31/2020
(a) Audit Fees	$65,000	$63,000
(b) Audit-Related Fees	N/A	N/A
(c) Tax Fees	$10,000	$10,000
(d) All Other Fees	N/A	N/A

(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2) The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	N/A	N/A
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal periods were $10,000 and $10,000, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. This standing audit committee is comprised of Mr. Tobin V. Levy, Mr. Jeffrey L. Zlot, Ms. Catherine B. Sidamon-Eristoff and Mr. Michael E. Cahill.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

PROXY VOTING POLICY AND PROCEDURES

A.	General

KKR Credit Advisors (US) LLC (the “Adviser”) provides investment advisory services to its Client, and invests the assets of these Clients in securities issued by public and private issuers. The Adviser has authority to vote proxies relating to such securities on behalf of its Clients. The Securities and Exchange Commission (the “SEC”) has adopted Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Under this rule, registered investment advisers that exercise voting authority over securities held in client portfolios are required to implement proxy voting policies and describe those policies to their clients.

This policy is designed to ensure that all proxies are voted in the best interest of the Adviser’s Clients, to provide disclosure of the Adviser’s proxy voting records and to ensure that certain documentation is retained.

B.	Proxy Voting Procedures

To assist it in its proxy-voting responsibilities, the Adviser currently subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”). ISS provides the Adviser with its independent analysis and recommendation with respect to generally all proxy proposals that the Adviser votes on behalf of its clients, with respect to both U.S. and non-U.S. securities of publicly traded companies.

The Adviser will have the responsibility of voting proxies that it receives on behalf of its Clients. The Adviser has engaged ISS to assist with its proxy voting, however, the Adviser retains ultimate voting discretion with respect to its Clients. The Adviser may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its Clients. In each instance where the Adviser votes contrary to the ISS recommendation, The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for its contrary voting decision.

In addition, the Adviser may choose not to vote proxies in certain situations, such as where the Adviser has deemed the cost of voting would exceed any anticipated benefit to the Adviser’s Clients or where a proxy is received by the Adviser for a security it no longer manages on behalf of its Clients. The Adviser’s Legal/Compliance, in conjunction with the Adviser’s investment analyst who provides coverage for the relevant issuer, will document the basis for the Adviser’s decision not to vote.

C.	Conflicts of Interest

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships.

If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by ISS. Appropriate documentation will be maintained by the Conflicts Committee.

D.	Proxy Voting Records

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain the following records in connection with the Adviser’s proxy voting policies and procedures:

•	a copy of the proxy voting policies and procedures;

•	a copy of all proxy statements received regarding securities of its Clients;

•	a record of each vote the Adviser casts on behalf of Firm Clients;

•

records of the Adviser’s Client requests for proxy voting information, including a copy of each written request for information on how the Adviser voted proxies on behalf of the Client, and a copy of any written response by the Adviser to any Client request for information on how the Adviser voted proxies on its behalf; and

•	any documentation prepared by the Adviser that was material to making a decision on how to vote, or that memorialized the basis for the voting decision.

The foregoing records will be maintained and preserved in accordance with the Adviser’s Maintenance of Books and Records Policy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information presented is as of October 31, 2021

(a)(1) Investment Team

The Fund is positioned, under the management of the Adviser, to take advantage of the full resources of KKR & Co. Inc.’s (together with its affiliates, “KKR”) global network. With more than 360 employees in its business, including approximately 160 dedicated investment professionals, located in San Francisco, New York, Orlando, London, Dublin, Madrid, Hong Kong, Mumbai, Singapore and Sydney, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professional of the Adviser, who has primary responsibility for day-to-day management and oversight of the Fund is Christopher A. Sheldon. Additionally, the US Leveraged Credit Investment Committee that exercises oversight over, and provides insight to, the investment activities of the Fund is comprised of:

Christopher A. Sheldon joined KKR in 2004, and is a Member of KKR. Mr. Sheldon serves as the Head of Leveraged Credit. Mr. Sheldon is a Portfolio Manager for the Adviser’s Leveraged Credit and Private Credit funds and portfolios. Mr. Sheldon is a member of the Adviser’s US Leveraged Credit Investment Committee, Global Private Credit Investment Committee and the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Sheldon was a vice president and senior investment analyst with Wells Fargo’s high yield securities group. Previously, Mr. Sheldon worked at Young & Rubicam Advertising and SFM Media Corporation in their media-planning departments. Mr. Sheldon holds a B.A. from Denison University.

Jeremiah S. Lane joined KKR in 2005, and is a Member of KKR. Mr. Lane is a Portfolio Manager for the Adviser’s Leveraged Credit funds and portfolios. Mr. Lane is a member of the Adviser’s US Leveraged Investment Committee, as well as a member of the Adviser’s Portfolio Management Committee. Prior to joining KKR, Mr. Lane worked as an associate in the investment banking/technology, media and telecom group at J.P. Morgan Chase. Mr. Lane holds an A.B. with honors in History from Harvard University.

(a)(2) Other Accounts Managed by the Portfolio Managers

The portfolio manager primarily responsible for the day-to-day management of the Fund also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of October 31, 2021: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager; and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Christopher A. Sheldon

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	2	$1,120	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	10	$24,970	7	$21,230
Other Accounts	15	$6,979	9	$3,749

Jeremiah S. Lane (in millions)

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)
Registered Investment Companies	0	$0	0	$0
Pooled Investment Vehicles Other Than Registered Investment Companies	6	$81,472	1	$16,561
Other Accounts	41	$19,516	1	$246

(a)(2)(iv) Conflicts Of Interest

The Adviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

•

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Fund and other investment and business activities in which they may be involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities and the Adviser is not precluded from conducting activities unrelated to the Fund. Substantial time may be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

•

The Adviser may compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees may not be proportionate to such entities’ investment accounts for any given transaction and the Adviser may have an incentive to favor entities from which it receives higher fees.

•

The Fund has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Fund’s best interest, the Fund will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions, and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination may result in the allocation of all, some or none of an investment opportunity to the Fund. In addition, subject to applicable law, affiliates of the Adviser may invest in one of the Fund’s portfolio companies and hold a different class of securities than the Fund. To the extent that an affiliate of the Adviser holds a different class of securities than the Fund, its interests may not be aligned with the Fund’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Fund in accordance with its fiduciary duty to the Fund.

•

The appropriate allocation among the Fund and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often may not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which may result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

•

The compensation payable by the Fund to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

•

The Adviser and its affiliates may provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser may act as an underwriter, arranger or placement agent or in another manner in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Fund and may be received before the Fund realizes a return on its investment. The Adviser may face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

•

KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations may be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments, and may adversely affect the prices and availability of business opportunities or transactions available to these issuers.

•

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Fund may receive from the SEC, if any, the Fund and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients, including in the case of financial distress of the investment entity.

•

KKR and the Adviser sponsor and advise, and may in the future sponsor and advise, a broad range of investment funds, vehicles, and other accounts, including proprietary vehicles, that make investments worldwide. KKR may also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations), or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. For example, the Adviser may invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings may result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies may be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that they may otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

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The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from, or be contrary to, advice given to, or securities recommended or bought for, the Fund even though their investment objectives may be similar to the Fund’s.

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To the extent not restricted by confidentiality requirements or applicable law, the Adviser may apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which may have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates may come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

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As a registered investment company, the Fund may be limited in its ability to invest in any investment in which the Adviser or its affiliates’ other clients have an investment. The Fund may also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. On January 5, 2021, the SEC issued an amended exemptive order granting the Fund exemptive relief that expanded the Fund’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to the conditions specified in the exemptive order.

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On February 1, 2021, KKR acquired control of Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company. KKR, including the Adviser, will serve as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Fund in some or all investments in the Fund’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, we expect that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Fund. The establishment of

Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Fund. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

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The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

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The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Fund cannot assure its investors, however, that these procedures and practices will be effective. Although the Fund plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Fund’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit the Company’s ability to do so. For example, from time to time KKR’s personnel may be in possession of material non-public information with respect to the Fund’s investments or potential investments, and as a result, such professionals may be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Fund’s investment decisions, even where the disclosure of such information would be in the best interests of the Fund or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices may limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Fund which could have an adverse effect on the Fund’s results of operations. Conversely, the Adviser may pursue investments for the Fund without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses may differ from, or be inconsistent with, the interests of and activities that are undertaken for the Fund and there can be no assurance that the Fund will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there may be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Fund because of certain confidential information available to those individuals or to other parts of KKR.

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The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees, steering committees, or boards of directors of portfolio companies, may result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, may be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel may, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which may adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information may be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. The Adviser may also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser may engage an independent agent to dispose of securities of issuers in which KKR may be deemed to have material non-public information on behalf of the Fund. Such independent agent may dispose of the relevant securities for a price that may be lower than the Adviser’s valuation of such securities which may take into account the material non-public information known to KKR in respect of the relevant issuer.

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The Adviser may in the future develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services may relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser may come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

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The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Fund, the Adviser and KKR. The Adviser may also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Fund, the interest of such client and the Fund may not be aligned. As a result of these conflicts and restrictions, the Adviser may be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser may choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

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Certain other KKR client accounts or proprietary accounts may have investment objectives, programs, strategies and positions that are similar to, or may conflict with, those of the Fund, or may compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. KKR may give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that may be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions may be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Fund or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions may adversely impact the Fund.

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KKR, for its own account, may enter into real-estate related transactions with Fund portfolio companies. Such transactions may include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements, or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

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The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited. These investment opportunities may be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

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Shareholders of the Fund are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they may have conflicting regulatory, legal, investment, tax, and other interests with respect to their investments in the Fund. The conflicting interests of individual shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the shareholders and their target risk/return profiles. As a consequence, conflicts of interest may arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Fund may make investments that may have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser will consider the investment and tax objectives of the Fund and its shareholders as a whole, not the investment, tax, or other objectives of any shareholder individually.

The Adviser and the portfolio managers may also face other potential conflicts of interest in managing the Fund, and the descriptions above are not a complete description of every conflict of interest that could be deemed to exist in managing the Fund and other funds and accounts advised or controlled by KKR.

(a)(3) Portfolio Manager Compensation

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of the Fund’s shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Fund, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in certain KKR fund investments (other than the Fund). The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for KKR’s various businesses and the individual roles/responsibilities within each of those businesses.

(a)(4) Securities Ownership of Portfolio Managers

As of the fiscal year ended October 31, 2021, the portfolio manager beneficially owned the following shares of the Fund:

Dollar Range of
Portfolio Manager	Equity Securities Owned**
Christopher A. Sheldon	$100,001-$500,000
Jeremiah S. Lane	$10,001-$50,000

**	Ranges (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting during the year ended October 31, 2021 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) There have been no amendments to the Code of Ethics since filed with the October   31, 2020 Form N-CSR filing.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Income Opportunities Fund

By /s/ Eric Mogelof

Eric Mogelof, President

Date 01/05/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Eric Mogelof

Eric Mogelof, President

Date 01/05/2022

By /s/ Thomas Murphy

Thomas Murphy, Treasurer, Chief Accounting Officer & Chief Financial Officer

Date 01/05/2022